UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant [    ]

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[X] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

GI DYNAMICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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GI DYNAMICS, INC.

355 Congress Street

Boston, MA 02210

May 1, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 annual meeting of stockholders of GI Dynamics, Inc. (the “Annual Meeting”), to be held on May 22, 2017, at 6:00 p.m., United States Eastern Daylight Time, (which is on May 23, 2017, at 8:00 a.m., Australian Eastern Standard Time), at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111. The attached notice of Annual Meeting and proxy statement describe the business which we will conduct at the Annual Meeting and provides information about us that you should consider when you vote your shares of common stock.

During 2016 we focused on stabilizing and rebuilding GI Dynamics from the ground up, starting with significant changes to the leadership team and adding experienced experts in multiple roles. We cut costs and extended our cash runway an extra twelve months. We evaluated the EndoBarrier® benefit:risk analysis and came to the informed and independent conclusion that EndoBarrier is a safe and effective product. We dealt with numerous legacy issues and closed out many. Finally, we re-engaged with the US Food and Drug Administration (“FDA”), closed out the ENDO trial, and continued to support other clinical studies around the globe.

We needed to effect a complete cultural rework of GI Dynamics, and have emerged from 2016 aligned as a team, motivated by our shared goal to help patients suffering from type 2 diabetes and obesity, and with strengthened resolve to deliver on the clinical promise of EndoBarrier.

Our focus in 2017 will be to carry GI Dynamics and EndoBarrier forward and build for the near-term present and the long-term future.

•	We need to raise capital in order to continue to fund our ongoing operations and plans for development;

•	We must continue to address difficult legacy issues across multiple areas;

•	We will focus on supporting patients and clinicians using EndoBarrier as a safe and effective device treatment;

•	We will continue to work towards a new IDE study design in the United States with the FDA;

•	We will continue to support ongoing clinical studies;

•	We will continue to operate the company in a highly lean and accountable fashion; and

•	We will endeavor to accomplish all of the above with a focus on maximizing stockholder value.

We look forward to sharing our progress with you as the year unfolds.

All stockholders and holders of our CHESS Depositary Interests (“CDIs”) are invited to attend the Annual Meeting in person or via telephone and we hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, you are urged to vote or submit your proxy card or CDI Voting Instruction Form as soon as possible so that your shares of common stock (or shares of common stock underlying your CDIs) can be voted at the Annual Meeting in accordance with your instructions. When you have finished reading the proxy statement, we encourage you to vote promptly. You may vote your shares of common stock (or direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote if you hold your shares of common stock in the form of CDIs) by following the instructions on the enclosed proxy card or the CDI Voting Instruction Form. Internet voting is available as described in the enclosed materials. Therefore, when you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares of common stock will be represented and voted at the meeting, whether or not you can attend. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

Thank you for your ongoing support. We look forward to speaking with you at the Annual Meeting.

Sincerely,

Scott Schorer

Chief Executive Officer

GI DYNAMICS, INC.

355 Congress Street

Boston, MA 02210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

An Annual Meeting of stockholders of GI Dynamics, Inc. (the “Company”), a Delaware corporation, will be held on May 22, 2017, at 6:00 p.m., United States Eastern Daylight Time, (which is on May 23, 2017 at 8:00 a.m., Australian Eastern Standard Time) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, for the following purposes:

1.	To approve an amendment to our amended and restated certificate of incorporation to increase our authorized shares of common stock (“Shares”) from 13,000,000 to 50,000,000 and to eliminate Class B shares of common stock of the Company;

2.	For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.4 and for all other purposes, to ratify the issue and sale by the Company of 69,865,000 CHESS Depositary Interests (“CDIs”) (equivalent to 1,397,300 Shares) in the capital of the Company with an issue price of A$0.022 per CDI under a private placement to sophisticated and professional investors in Australia and institutional investors in certain other jurisdictions on the terms and conditions set out in the accompanying proxy statement;

3.	For the purposes of ASX Listing Rule 7.1 and for all other purposes, to approve the issue of 4,117,300 stock options to purchase 4,117,300 CDI’s (equivalent to 82,346 Shares) to Bell Potter Securities Limited on the terms and conditions set out in the accompanying proxy statement, contingent upon the approval of Proposal 1;

4.	To elect the two Class III director nominees named in the accompanying proxy statement to serve three-year terms expiring in 2020;

5.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 30,000 stock options to purchase 30,000 shares of common stock to Oern R. Stuge, M.D. on the terms set out in the accompanying proxy statement;

6.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 8,000 stock options to purchase 8,000 shares of common stock to Timothy J. Barberich on the terms set out in the accompanying proxy statement;

7.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 8,000 stock options to purchase 8,000 shares of common stock to Graham J. Bradley on the terms set out in the accompanying proxy statement;

8.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 8,000 stock options to purchase 8,000 shares of common stock to Michael A. Carusi on the terms set out in the accompanying proxy statement;

9.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 8,000 stock options to purchase 8,000 shares of common stock to Anne J. Keating on the terms set out in the accompanying proxy statement;

10.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 8,000 stock options to purchase 8,000 shares of common stock to Daniel J. Moore on the terms set out in the accompanying proxy statement;

11.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 8,000 stock options to purchase 8,000 shares of common stock to Oern R. Stuge, M.D. on the terms set out in the accompanying proxy statement;

12.	For the purposes of ASX Listing Rule 7.1A and for all other purposes, to approve the issue of equity securities up to 10% of the issued capital of the Company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set out in the accompanying proxy statement;

13.	For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the issue and transfer of securities under the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan as an exception to ASX Listing Rule 7.1;

14.	To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 13; and

15.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Our board of directors recommends a vote “FOR” Proposals 1 through 14, except for Timothy J. Barberich (with respect to Proposal 6 only), Graham J. Bradley (with respect to Proposal 7 only), Michael A. Carusi (with respect to Proposal 8 only), Anne J. Keating (with respect to Proposal 9 only), Daniel J. Moore (with respect to Proposals 4 and 10 only), and Oern R. Stuge, M.D. (with respect to Proposals 4, 5 and 11 only), who abstain from making a recommendation with respect to the specified Proposal(s) due to their personal interest in that Proposal(s).

Stockholders entitled to notice of and to vote at the Annual Meeting shall be determined as of the close of business on April 14, 2017 (Australian Eastern Standard Time), the record date fixed by our Board of Directors for such purpose (the “Record Date”). The owners of common stock as of the Record Date are entitled to vote at the Annual Meeting and any adjournments or postponements of the meeting. Record holders of CDIs, as of the close of business on the Record Date, are entitled to receive notice of and to attend the Annual Meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd (“CDN”), to vote the shares of common stock underlying their CDIs by following the instructions on the enclosed CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the Annual Meeting in accordance with the instructions received via the CDI Voting Instruction Form or online. A list of stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at the office of the Secretary at 355 Congress Street, Boston, MA 02210.

The proxy statement that accompanies and forms part of this Notice of Annual Meeting provides information in relation to each of the matters to be considered at the Annual Meeting. The Notice of Annual Meeting and the proxy statement should be read in their entirety. If a stockholder or a holder of our CDIs is in doubt as to how they should vote at the Annual Meeting, they should seek advice from their legal counsel, accountant or other professional adviser prior to voting.

All stockholders and holders of our CDIs are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date, and return the enclosed proxy card or CDI Voting Instruction Form as soon as possible so that your shares (or the shares of common stock underlying your CDIs) can be voted at the Annual Meeting in accordance with the instructions on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS,

James Murphy

Chief Financial Officer and Secretary

Boston, Massachusetts

May 1, 2017

PAGE
Important Information About the Annual Meeting and Voting	2
Proposal 1 – Approve an Amendment to our Amended and Restated Certificate of Incorporation to increase the authorized share capital and eliminate the Class B shares of common stock of the Company	8
Proposal 2 – Ratification of issue of CDIs under the Private Placement	9
Proposal 3 – Approve the grant of options to Bell Potter Securities Limited	11
Proposal 4 – Election of two Class III Directors	12
Proposals 5 – 11 – Approve the Grant of Stock Options to Non-Executive Directors of the Company	13
Proposal 12 – Approve an Additional 10% Placement Capacity	16
Proposal 13 – Approve the Issue and Transfer of Securities under the 2011 Plan	20
Proposal 14 – Adjournment of the Meeting	23
Board of Directors and Corporate Governance	24
Executive Officer and Director Compensation	31
Equity Compensation Plan Information	38
Security Ownership of Certain Beneficial Owners and Management	39
Report of Audit Committee	41
Section 16(a) Beneficial Ownership Reporting Compliance	42
Audit Related Matters	43
Stockholder Proposals for the 2018 Annual Meeting	44
Other Matters	45

i

May 1, 2017

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

GI DYNAMICS, INC.

355 Congress Street

Boston, MA 02210 U.S.A.

(781) 357-3300

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

May 22, 2017

This proxy statement and the enclosed proxy card and CDI Voting Instruction Form are being mailed to stockholders and CDI holders on or about May 1, 2017 and are furnished in connection with the solicitation of proxies by the Board of Directors of GI Dynamics, Inc. (“GI Dynamics”, “we”, “us”, or the “Company”) for use at an annual meeting of stockholders (the “Annual Meeting”) to be held on May 22, 2017, at 6:00 p.m., United States Eastern Daylight Time, (which is on May 23, 2017 at 8:00 a.m., Australian Eastern Standard Time) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, and at any adjournments or postponements thereof.

IMPORTANT: To ensure that your shares of common stock are represented at the Annual Meeting, please vote your shares of common stock (or, for CDI holders, direct CDN to vote your CDIs) via the Internet or by marking, signing, dating, and returning the enclosed proxy card or CDI Voting Instruction Form to the address specified. If you attend the Annual Meeting, you may choose to vote in person even if you have previously voted your shares of common stock, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.linkmarketservices.com.au and may not vote in person.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

This proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares of common stock or CDIs. Instead, if you hold shares of common stock you may vote your shares of common stock by marking, signing, dating and returning the enclosed proxy card. If you hold CDIs, you may vote your CDIs by signing and returning the enclosed CDI Voting Instruction Form.

Why is the Company Soliciting My Proxy?

The board of directors of GI Dynamics is soliciting your proxy to vote at the Annual Meeting to be held on Monday, May 22, 2017 at 6:00 p.m., U.S. Eastern Daylight Time (which is 8:00 a.m. on Tuesday, May 23, 2017, Australian Eastern Standard Time) at the offices of Mintz Levin, One Financial Center, Boston, MA 02111 and any adjournments of the Annual Meeting. The proxy statement along with the accompanying Notice of 2017 Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

If you held shares of our common stock at 4:30 p.m. on April 14, 2017 Australian Eastern Standard Time (which is 2:30 a.m. on April 14, 2017 U.S. Eastern Daylight Time) (the “Record Date”), you are invited to attend the Annual Meeting and vote on the proposals described in this proxy statement. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and may instruct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

We have sent you this proxy statement, the Notice of 2017 Annual Meeting of Stockholders, the proxy card, CDI Voting Instruction Form and a copy of our Annual Report because you owned shares of GI Dynamics, Inc.’s common stock or CDIs on the Record Date. The Company intends to commence distribution of the proxy materials to stockholders on or about May 1, 2017.

Who Can Vote?

If you were a holder of GI Dynamics common stock, either as a stockholder of record or as the beneficial owner of shares held in street name as of 4:30 p.m. on April 14, 2017 Australian Eastern Standard Time (which is 2:30 a.m. on April 14, 2017 U.S. Eastern Daylight Time), the Record Date for the Annual Meeting, you may vote your shares at the Annual Meeting. As of the Record Date, there were 11,157,489 shares of our common stock outstanding and entitled to vote (equivalent to 557,874,430 CDIs assuming all shares of common stock were converted into CDIs on the Record Date). Our common stock is our only class of voting stock. Each stockholder has one vote for each share of common stock held as of the Record Date. Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. As summarized below, there are some distinctions between shares held of record and those owned beneficially and held in street name.

You do not need to attend the Annual Meeting to vote your shares (or shares underlying your CDIs). Shares represented by valid proxies or, for CDI holders, by valid CDI Voting Instruction Forms, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change My Vote or Revoke My Proxy?” below.

What Does It Mean To Be A “Stockholder Of Record?”

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company. As a stockholder of record, you have the right to grant your voting proxy directly to GI Dynamics or to vote in person at the Annual Meeting. If you received printed proxy materials, we have enclosed or sent a proxy card for you to use. You may also vote by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?” Holders of CDIs are entitled to receive notice of and to attend the Annual Meeting and may direct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

What Does It Mean To Beneficially Own Shares In “Street Name?”

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization. If this is the case, the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote (a “broker non-vote”).

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy or by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?”

How Do I Vote My Shares of GI Dynamics Common Stock?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares of common stock in the manner you indicate. You may specify whether your shares of common stock should be voted for, against, or abstain with respect to all of the Proposals to be voted on at the Annual Meeting. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares of common stock are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares of common stock voted, they will be voted as recommended by our Board of Directors. The proxy card must be received prior to the Annual Meeting.

•	By Internet. Follow the instructions attached to the proxy card to vote by Internet.

•	In person at the meeting. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

Internet voting facilities for stockholders of record will be available 24-hours a day and will close at 9:00 a.m. on May 19, 2017 Australian Eastern Standard Time (which is 7:00 p.m. on May 18, 2017 United States Eastern Daylight Time).

If your shares of common stock are held in “street name” (held in the name of a bank, broker, or other nominee), you must provide the bank, broker, or other holder of record with instructions on how to vote your shares of common stock and can do so as follows:

•	By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares of common stock.

•	By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

•	In person at the meeting. Contact the broker or other nominee who holds your shares of common stock to obtain a broker’s proxy card and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.

How Do I Vote If I Hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares of common stock at the Annual Meeting by voting online at www.linkmarketservices.com.au, or by returning the CDI Voting Instruction Form to Link Market Services Limited, the agent we designated for the collection and processing of voting instructions from our CDI holders, so that it is received by Link Market Services Limited no later than 9:00 a.m. on May 18, 2017 Australian Eastern Standard Time (which is 7:00 p.m. on May 17, 2017 United States Eastern Daylight Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Annual Meeting:

•	informing GI Dynamics that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purposes of attending and voting at the Annual Meeting; or

•	converting their CDIs into a holding of shares of GI Dynamics common stock and voting these at the meeting (however, if thereafter the former CDI holder wishes to sell their investment on the ASX, it would be necessary to convert shares of common stock back into CDIs). This must be done prior to the Record Date for the Annual Meeting.

As holders of CDIs will not appear on GI Dynamics’ share register as the legal holders of the shares of common stock, they will not be entitled to vote at our stockholder meetings unless one of the above steps is undertaken.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The board of directors (with Timothy J. Barberich abstaining from making a recommendation on Proposal 6, Graham J. Bradley abstaining from making a recommendation on Proposal 7, Michael A. Carusi abstaining from making a recommendation on Proposal 8, Anne J. Keating abstaining from making a recommendation on Proposal 9, Daniel J. Moore abstaining from making a recommendation on Proposals 4 and 10, and Oern R. Stuge, M.D. abstaining from making a recommendation on Proposals 4, 5 and 11, due to their respective personal interests in those proposals) recommends that you vote as follows:

•	“FOR” the amendment to our amended and restated certificate of incorporation;

•	“FOR” the ratification of the issue and sale by the Company of 69,865,000 CDIs (equivalent to 1,397,300 Shares);

•	“FOR” the issue of the options to Bell Potter Securities Limited;

•	“FOR” the election of each of the Class III directors named in this proxy statement to hold office for a term of three years;

•	“FOR” the approval of the grant of stock options to the non-executive directors of the Company;

•	“FOR” the approval of an additional 10% placement capacity;

•	“FOR” the approval of the issue and transfer of securities under the 2011 Plan as an exception to ASX Listing Rule 7.1;

•	“FOR” the adjournment of the Annual Meeting

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement

May I Change My Vote or Revoke My Proxy?

If you are a stockholder of record and give us your proxy, you may change your vote or revoke your proxy at any time before the Annual Meeting in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet as instructed above;

•	by notifying our corporate secretary in writing at GI Dynamics, Inc., 355 Congress Street, Boston, MA 02210, U.S.A., Attention: Corporate Secretary before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting in person, revoking your proxy and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

If you are a beneficial owner and hold shares of common stock through a broker, bank or other nominee, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares of common stock.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Link Market Services Limited a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Link Market Services Limited no later than 9:00 a.m. on May 18, 2017 Australian Eastern Standard Time (which is 7:00 p.m. on May 17, 2017 United States Eastern Daylight Time).

Where Can I find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, we will disclose to ASX the voting results of the Annual Meeting immediately after the meeting and will also report the results on a current report on Form 8-K filed with the U.S. Securities and Exchange Commission.

How Do I Attend the Annual Meeting?

Admission to the Annual Meeting in person is limited to our stockholders or holders of CDIs, one member of their respective immediate families, or their named representatives. We reserve the right to limit the number of immediate family members or representatives who may attend the meeting. Stockholders of record, holders of CDIs of record, immediate family member guests, and representatives will be required to present government-issued photo identification (e.g., driver’s license or passport) to gain admission to the Annual Meeting.

To register to attend the Annual Meeting, please contact our Investor Relations as follows:

•	by e-mail at investor@gidynamics.com;

•	by phone at +1 781-357-3250 in the U.S or at +61 2 9325 9046 in Australia;

•	by fax to +1 781-357-3301; or

•	by mail to Investor Relations at 355 Congress Street, Boston, MA 02210, U.S.A.

Please include the following information in your request:

•	your name and complete mailing address;

•	whether you require special assistance at the Annual Meeting;

•	if you will be naming a representative to attend the Annual Meeting on your behalf, the name, complete mailing address, and telephone number of that individual;

•	proof that you own GI Dynamics shares of common stock or hold CDIs as of the Record Date (such as a letter from your bank, broker, or other financial institution; a photocopy of a current brokerage or other account statement; or, a photocopy of a holding statement); and

•	the name of your immediate family member guest, if one will accompany you.

Please be advised that no cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual Meeting.

You need not attend the Annual Meeting in order to vote.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote My Shares of GI Dynamics Common Stock?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the adjournment of the Annual Meeting (Proposal 15 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Subject to Voting Exclusion Statements for a Proposal, the Vote Required to Approve Each Proposal and How Votes are Counted is set out below. Information on voting exclusion statements is set out in the additional information provided for each Proposal.

Proposal 1: Approve an Amendment to our Amended and Restated Certificate of Incorporation to increase the authorized share capital and eliminate the Class B shares of common stock of the Company	The affirmative vote of a majority of the Company’s outstanding shares of common stock is required to approve the amendment to the Company’s amended and restated certificate of incorporation to increase our authorized shares from 13,000,000 to 50,000,000 and to eliminate Class B shares of common stock of the Company. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Proposal 2: Ratification of issue of CDIs under the Private Placement	The affirmative vote of a majority of the votes cast for this proposal is required to approve the ratification of the issue of 69,865,000 CDIs (equivalent to 1,397,300 Shares) in the capital of the Company with an issue price of A$0.022 per CDI under a private placement undertaken in December 2016. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve the grant of options to Bell Potter Securities Limited	The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of options to purchase 4,117,300 CDIs (equivalent to 82,346 Shares) to Bell Potter Securities Limited. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Elect two Class III Directors	The nominees for director who receive the most “FOR” votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. A vote to abstain will not count as a vote cast “FOR” or “AGAINST” a director nominee, and abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposals 5-11: Approve Non-Executive Director Stock Option Grants	The affirmative vote of a majority of the votes cast for each of these respective proposals is required to approve the grant to the relevant non-executive director of the stock options described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the option grant. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 12: Approve an Additional 10% Placement Capacity	The affirmative vote of at least 75% of the votes cast for this proposal is required to approve the additional 10% placement capacity. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of an additional 10% placement capacity. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 13: Approve the Issue and Transfer of Securities under the 2011 Plan as an exception to ASX Listing Rule 7.1	The affirmative vote of a majority of the votes cast for this proposal is required to approve the issue and transfer of securities under the 2011 Plan as an exception to ASX Listing Rule 7.1. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the issue and transfer of securities under the 2011 Plan as an exception to ASX Listing Rule 7.1. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 14: Approve the adjournment of the Annual Meeting	Our stockholders are being asked to consider and vote upon an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of a Proposals 1 through 13 described above. Approval of the adjournment of the Annual Meeting requires an affirmative vote of a majority of the votes properly cast for or against this Proposal at the Annual Meeting. Brokerage firms do have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal. If a broker does not exercise this authority, such broker non-votes, as well as any abstentions, will have no effect on the vote total for this Proposal.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of one-third of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Could Other Matters Be Decided at the Annual Meeting?

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented for consideration at the Annual Meeting and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

Electronic Delivery of Future Stockholder Communications

Most stockholders and CDI holders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. If you are a stockholder or CDI holder of record, you can choose this option and save us the cost of producing and mailing these documents by going to www.linkmarketservices.com.au, accessing your account information and following the instructions provided.

PROPOSAL 1: APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE FROM 13,000,000 SHARES TO 50,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED

The Board of Directors has determined that it is advisable to increase our authorized common stock from 13,000,000 shares to 50,000,000 shares and to eliminate Class B shares of common stock of the Company, and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed increase and elimination of Class B shares of common stock. The full text of the proposed amendment to the Certificate of Incorporation is attached to this proxy statement as Appendix A.

As of April 7, 2017, 11,157,489 shares of our common stock were issued and outstanding (excluding treasury shares) and approximately an additional 1,500,600 shares were reserved for issuance upon the exercise of outstanding warrants and options granted under our various stock-based plans. As of April 7, 2017, no Class B shares of our common stock were issued and outstanding and the Company no longer has any obligation to issue any such shares.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock, however, as stated in our 2016 Annual Report, the Company will need to secure financing no later than the third quarter of 2017 in order to continue its operations and this may require the Company to issue a material amount of new shares of common stock. The Board of Directors therefore believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

If this proposal is approved, we will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of The NASDAQ Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of our total issued and outstanding voting capital stock is required to approve the amendment to our Certificate of Incorporation to effect the proposed increase in our authorized shares. Abstentions will have no effect on the results of the vote.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 1 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: TO RATIFY THE ISSUE AND SALE BY THE COMPANY OF 69,865,000 CDIS (EQUIVALENT TO 1,397,300 SHARES) IN THE CAPITAL OF THE COMPANY WITH AN ISSUE PRICE OF A$0.022 PER CDI UNDER A PRIVATE PLACEMENT ON THE TERMS AND CONDITIONS SET OUT IN THE PROXY STATEMENT

Background

ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities that would represent more than 15% of the company’s ordinary securities on issue 12 months prior to the date of issue of (or agreement to issue) such securities, without prior approval of a company’s stockholders.

On 21 December 2016, the Company issued 69,865,000 CDIs (equivalent to 1,397,300 shares of common stock) at an issue price of A$0.022 per CDI to sophisticated and professional investors in Australia and institutional investors in certain other jurisdictions to raise approximately A$1,500,000 (the “Placement”).

The CDIs issued under the Placement were within the 15% limitation imposed under ASX Listing Rule 7.1 and accordingly stockholder approval was not required for their issue.

ASX Listing Rule 7.4 sets out an exception to ASX Listing Rule 7.1. This rule provides that where a company in general meeting ratifies a previous issue of securities (made without stockholder approval under ASX Listing Rule 7.1), those securities will be excluded from the calculation of the number of securities that can be issued by the company in any 12 month period within the 15% limit set out in ASX Listing Rule 7.1 and, if applicable, within the additional 10% limit set out in ASX Listing Rule 7.1A.

By ratifying the issue of the 69,865,000 CDIs, such securities will be excluded from the calculation of the number of securities that can be issued by the Company in the forthcoming 12 month period under ASX Listing Rules 7.1 and if applicable 7.1A, therefore providing the Company with flexibility to issue further CDIs or shares of common stock in the next 12 months, if the board considers it is in the interests of the Company and its stockholders to do so.

Approvals

Stockholder approval is now being sought under ASX Listing Rule 7.4 to ratify the issue of the 69,865,000 CDIs under the Placement.

In accordance with ASX Listing Rule 7.5, the following information is provided in relation to Proposal 2:

•	the total number of CDIs issued by the Company under the Placement was 69,865,000 CDIs (equivalent to 1,397,300 shares of common stock), which were issued under the Company’s 15% placement capacity under ASX Listing Rule 7.1;

•	the issue price of each CDI was A$0.022;

•	the issue of the CDIs was made to sophisticated and professional investors in Australia and institutional investors in certain other jurisdictions;

•	the CDIs rank pari passu with the Company’s existing CDIs; and

•	the Company intends to use the proceeds raised to fund the continued development of the Endobarrier and for general working capital purposes.

If this Proposal 2 is not approved, this will not impact on the validity of the issue of the CDIs under the Placement but will limit the Company’s ability to issue securities, for example, for the purposes of capital raising, in the next 12 months.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 2 by investors who participated in the Placement and any person who might obtain a benefit if Proposal 2 is passed (except a benefit solely in the capacity of a holder of CDIs) and any associate of such persons. However, the Company will not disregard a vote if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy card; or

•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and voting on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3: TO APPROVE THE ISSUE OF OPTIONS TO PURCHASE UP TO 4,117,300 CDIS (82,346 SHARES) TO BELL POTTER SECURITIES LIMITED

Background

Bell Potter Securities Limited (“Bell Potter”) acted as the sole lead manager to the Placement referred to in Proposal 2. Under the Placement 69,865,000 fully paid CDIs were issued and under a related Security Purchase Plan 12,481,600 CDIs were issued.

As part of Bell Potter’s remuneration for acting as sole lead manager, the Company agreed, if approved by the Company’s stockholders, to issue Bell Potter options to be issued that number of CDIs that is equal to 5% of the total number of CDIs issued under the Placement (being 69,865,000 CDIs) and the related Security Purchase Plan (being 12,481,600 CDIs). If stockholders approve their issue, Bell Potter will be issued 4,117,300 options (“Options”) to be issued 4,117,300 CDIs (equivalent to 82,346 shares) with each Option entitling Bell Potter to be issued one CDI, having an exercise price of A$0.04 and being capable of being exercised at any time between their date of issue and the third anniversary of that date.

Approvals

ASX Listing Rule 7.1 prohibits, subject to certain exceptions, a company from issuing or agreeing to issue equity securities that would represent more than 15% of the company’s ordinary securities on issue 12 months prior to the date of issue of (or agreement to issue) such securities, without prior approval of a company’s stockholders.

Stockholder approval is now being sought under ASX Listing Rule 7.1 for the issue of the Options to Bell Potter since at the date of this proxy statement the Company does not have sufficient room within the 15% placement capacity under ASX Listing Rule 7.1 to issue the Options without stockholder approval. The approval of this Proposal 3 is contingent upon the approval of Proposal 1 in this proxy statement. Accordingly, if Proposal 1 is not approved this Proposal 3 will not be voted on.

In accordance with ASX Listing Rule 7.3, the following information is provided in relation to Proposal 3:

•	the total number of CDIs to be issued by the Company to Bell Potter upon exercise of all of the Options is 4,117,300 CDIs (equivalent to 82,346 shares of common stock);

•	the exercise price of each Option is A$0.04;

•	the CDIs issued on exercise of the Options will rank pari passu with the Company’s existing CDIs at the date of allotment;

•	the Options are expected to be issued and allotted on May 30, 2017 (but in any event will be issued no later than three months after the Annual Meeting); and

•	if exercised, the Company intends to use the proceeds raised for general working capital purposes.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 3 by any person who may participate in the proposed issue and any person who might obtain a benefit if Proposal 3 is passed (except a benefit solely in the capacity of a holder of CDIs) and any associate of such persons. However, the Company will not disregard a vote if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy card; or

•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and voting on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 3 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4: ELECTION OF TWO CLASS III DIRECTORS

Our Certificate of Incorporation and Bylaws provide that the maximum number of directors is ten (10) and that this maximum may only be changed by majority vote of the board of directors. Our board is divided into three classes with staggered three-year terms. One class of directors is elected at each annual meeting of stockholders to serve for a three-year term, and those directors will hold office until their successors have been duly elected and qualified. Following the resignation of Jack Meyer, effective January 4, 2017, our board of directors currently consists of six (6) members, classified into three classes as follows: (1) Anne J. Keating and Michael A. Carusi constitute a class with a term ending at the annual meeting of stockholders to be held in 2018 (“Class I Directors”); (2) Timothy J. Barberich and Graham J. Bradley constitute a class with a term ending at the annual meeting of stockholders to be held in 2019 (“Class II Directors”); and (3) Daniel J. Moore and Oern R. Stuge, M.D. constitute a class with a term ending at this Annual Meeting (“Class III Directors”).

On January 4, 2017, our board of directors elected Oern R. Stuge, M.D. as a Class III Director and on April 10, 2017, our board of directors voted to nominate each of Daniel J. Moore and Oern R. Stuge, M.D. for re-election as a Class III Director of the Company at the Annual Meeting for terms of three years to serve until the annual meeting of stockholders to be held in 2020, and in each case until their respective successors have been duly elected and qualified.

Vote Required and Board of Directors Recommendation

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the director nominees receiving the highest number of “FOR” votes will be elected as the Class III directors. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as Class III Directors of Oern R. Stuge, M.D. and Daniel J Moore. In the event that the nominees become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other persons as the board of directors may recommend in the nominees’ place. We have no reason to believe that the nominees will be unable or unwilling to serve as directors.

THE BOARD OF DIRECTORS (EXCLUDING DANIEL J. MOORE AND OERN R. STUGE, M.D., WHO EACH ABSTAIN FROM MAKING A RECOMMENDATION WITH RESPECT TO THEIR OWN ELECTION DUE TO THEIR PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS THE ELECTION OF DANIEL J. MOORE AND OERN R. STUGE, M.D. AS CLASS III DIRECTORS.

PROPOSALS 5 – 11: APPROVE THE GRANT OF STOCK OPTIONS TO NON-EXECUTIVE DIRECTORS OF THE COMPANY

Background

As part of its overall compensation program, our non-executive directors receive, subject to stockholder approval being obtained under the ASX Listing Rules, a significant portion of their annual compensation in the form of long-term incentive equity-based awards.

On January 4, 2017 (January 5, 2017, Australian Eastern Daylight Time), the board approved, subject to obtaining stockholder approval at this meeting, pursuant to the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan (“2011 Plan”), the grant of 30,000 stock options to purchase 30,000 shares of our common stock (collectively, the “NED Initial Options”) to Oern R. Stuge, M.D. under our current non-employee director compensation program.

On April 10, 2017 (April 11, 2017, Australian Eastern Daylight Time), the board approved, subject to obtaining stockholder approval at this meeting, pursuant to the 2011 Plan, the grant of an aggregate of 48,000 stock options to purchase 48,000 shares of our common stock (collectively, the “NED Annual Options” and together with the NED Initial Options, collectively the “NED Options”) in the amounts of 8,000 NED Annual Options to each of Timothy J. Barberich, Graham J. Bradley, Michael A. Carusi, Anne J. Keating, Daniel J. Moore, and Oern R. Stuge, M.D. (the “Non-Executive Directors”) under our current non-employee director compensation program.

As of April 11, 2017, the market value of a share of common stock issuable upon exercise of a NED Option was US$2.33 based upon the closing price of our CDIs on the ASX on April 11, 2017. As of April 7, 2017, the Company had a total of 1,174,415 shares of common stock reserved for potential future issuance for employees, consultants and directors. Proposals 5-11 recommend the issuance of the NED Options to the Non-Executive Directors which, in aggregate, constitute approximately 6.6% of the total number of shares of common stock so reserved for potential future issuance.

Approvals

ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of the NED Options to the Non-Executive Director as described below.

Principal Terms of Options

If any of Proposals 5-11 are approved by stockholders, the corresponding NED Options will be issued to the Non-Executive Director as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting.

The NED Options to be issued to each of the Non-Executive Directors will be issued on the following terms and conditions:

(a)	Grant Price: There is no consideration payable for the grant of the NED Options.

(b)	Exercise Price:

(i)	The exercise price of the NED Initial Options is US$0.76, based upon the closing price of the Company’s CDIs on the ASX on January 5, 2017, the date of approval by the board of the grant of the NED Initial Options to Oern R. Stuge, M.D.

(ii)	The exercise price of the NED Annual Options is US$2.33, based upon the closing price of the Company’s CDIs on the ASX on April 11, 2017, the date of approval by the board of the grant of the NED Annual Options to the Non-Executive Directors.

(iii)	The NED Options are immediately exercisable upon issue and may be exercised at any time prior to their lapsing.

(c)	Vesting Conditions:

(i)	The NED Initial Options shall vest over three years from the date of the options grant in (i) one installment of 33% of the shares on the first anniversary of the date of the options grant and (ii) eight substantially equal installments vest on a quarterly basis thereafter.

(ii)	The NED Annual Options are scheduled to vest on the first anniversary of the date of the options grant.

(iii)	Any shares which are received on exercise of NED Options exercised prior to vesting will be subject to a repurchase right by the Company until fully vested at the lesser of cost or fair market value.

(iv)	All NED Options will vest in full upon a change in control event (as defined in the Non-Executive Director’s Option Agreements under the 2011 Plan).

(v)	There are no performance conditions or other requirements attaching to the NED Options other than the requirement that the Non-Executive Director continue to be a director of the Company at each relevant vesting date.

(d)	Lapsing of NED Options: The NED Options will lapse in circumstances where:

(i)	the NED Options have been exercised or otherwise settled;

(ii)	the Non-Executive Director ceases to be a director of the Company on or prior to the date of vesting of the relevant NED Options; or

(iii)	the NED Options have not been exercised by the tenth anniversary of the date of grant.

As required by ASX Listing Rule 10.15A, the following additional information is provided in relation to Proposals 5-11.

The maximum aggregate number of NED Options that may be granted by the Company under Proposals 5-11 is 78,000 NED Options comprising:

•	8,000 NED Options to Timothy J. Barberich;

•	8,000 NED Options to Graham J. Bradley;

•	8,000 NED Options to Michael A. Carusi;

•	8,000 NED Options to Anne J. Keating;

•	8,000 NED Options to Daniel J. Moore; and

•	38,000 NED Options to Oern R. Stuge, M.D.

Upon exercise, each NED Option will entitle the relevant Non-Executive Director to receive one share of common stock at the exercise price as set out above.

No loans have been or will be made by the Company to the Non-Executive Director in connection with the acquisition of the NED Options or exercise of the NED Options.

No individual referred to in ASX Listing Rule 10.14 has received securities under the 2011 Plan since stockholder approval was last obtained under ASX Listing Rule 10.14.

All directors, being Timothy J. Barberich, Graham J. Bradley, Michael A. Carusi, Anne J. Keating, Daniel J. Moore, and Oern R. Stuge, M.D. are entitled to participate in the 2011 Plan. Details of any securities issued under the 2011 Plan will be published in the Company’s Annual Report relating to the period in which securities have been issued, together with a statement that approval for this issue of securities was obtained under ASX Listing Rule 10.14.

Any additional director who becomes entitled to participate in the 2011 Plan after approval of Proposal 5-11 and who is not named in this proxy statement will not participate until approval is obtained under ASX Listing Rule 10.14.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposals 5-11 by the directors of the Company or any associate of the directors of the Company. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or,

•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposals 5-11 require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS (EXCLUDING TIMOTHY J. BARBERICH (WITH RESPECT TO PROPOSAL 6 ONLY), GRAHAM J. BRADLEY (WITH RESPECT TO PROPOSAL 7 ONLY), MICHAEL A. CARUSI (WITH RESPECT TO PROPOSAL 8 ONLY), ANNE J. KEATING (WITH RESPECT TO PROPOSAL 9 ONLY), DANIEL J. MOORE (WITH RESPECT TO PROPOSAL 10 ONLY), AND OERN R. STUGE, M.D. (WITH RESPECT TO PROPOSALS 5 AND 11 ONLY), WHO DO NOT MAKE A RECOMMENDATION WITH RESPECT TO THE PROPOSAL IN PARENTHESIS AFTER THEIR NAME DUE TO THEIR PERSONAL INTEREST IN THAT PROPOSAL) RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSALS 5 THROUGH 11 (INCLUSIVE).

PROPOSAL 12: APPROVE AN ADDITIONAL 10% PLACEMENT CAPACITY

Background

ASX Listing Rule 7.1 allows the Company to issue a maximum of 15% of its issued capital in any 12 month period without obtaining stockholder approval. In accordance with ASX Listing Rule 7.1A, eligible entities can issue a further 10% of their issued capital over a 12 month period (“Placement Securities”) without obtaining stockholder approval for the individual issues provided that stockholder approval is obtained at the entity’s annual meeting (and the entity is an “eligible entity” at the time of the annual meeting). The Company is an “eligible “entity” as at the date of this proxy statement.

Under ASX Listing Rule 7.1A, the Placement Securities must be in the same class as an existing quoted class of equity securities of the Company. As at the date of this proxy statement, the Company only has on issue one quoted class of equity securities, namely common stock, traded in the form of CDIs on the ASX.

The purpose of this Proposal 12 is to provide us with flexibility to meet future business and financial needs. We believe that it is advantageous for us to have the ability to act promptly with respect to potential opportunities and that approval of the issuance of the Placement Securities is desirable in order to have the securities available, as needed, for possible future financing transactions, strategic transactions, or other general corporate purposes that are determined by our board to be in the Company’s best interests.

Approval of this Proposal 12 would enable us to issue shares of common stock or CDIs without the expense and delay of holding a meeting of stockholders, except as may be required by applicable law or regulations. The cost, prior notice requirements, and delay involved in obtaining stockholder approval at the time a corporate action may become necessary could eliminate the opportunity to effect the action or could reduce the expected benefits.

If this Proposal and Proposal 2 are approved then, subject to the limitations described below with respect to the additional 10 percent placement capacity, we will generally be permitted to issue up to 25 percent of our issued and outstanding capital without any further stockholder approval in the next 12 months, unless such stockholder approval is required by applicable law, the rules of the ASX, or the rules of another stock exchange on which our securities may be listed at the time. Currently, we have no definitive agreements to issue securities for any purpose, other than equity awards under our 2011 Plan and the proposed issue of options to Bell Potter Securities Limited referred to in Proposal 3, however, as stated in our 2016 Annual Report the Company will need to secure financing no later than the third quarter of 2017 in order to continue its operations and this may require the Company to issue a material amount of new shares of common stock or CDIs. We believe that the adoption of this Proposal 12 will enable us to promptly and appropriately respond to business opportunities or raise additional equity capital. Our board of directors will determine the terms of any issuance of securities in the future.

Approvals

The Company is now seeking stockholder approval to have the ability to issue Placement Securities under ASX Listing Rule 7.1A. The exact number of Placement Securities that may be issued by the Company under ASX Listing Rule 7.1A will be determined in accordance with the formula prescribed in ASX Listing Rule 7.1A.2 (a copy of which is replicated below):

(A x D) - E

A =	The number of fully paid ordinary securities on issue 12 months before the date of issue or agreement:

• plus the number of fully paid ordinary securities issued in the 12 months under an exception in ASX Listing Rule 7.2;

• plus the number of partly paid ordinary securities that became fully paid in the 12 months;

• plus the number of fully paid ordinary securities issued in the 12 months with stockholder approval under ASX Listing Rules 7.1 and 7.4; and

• less the number of fully paid ordinary securities cancelled in the 12 months.

D =	10%

E =	The number of equity securities issued or agreed to be issued under Listing Rule 7.1A.2 in the 12 months before the date of issue or agreement to issue that are not issued with stockholder approval under ASX Listing Rules 7.1 or 7.4.

If passed, Proposal 12 will allow the board of directors to issue up to an additional 10% of the Company’s issued capital during the 12 month period following the date of the Annual Meeting without requiring further stockholder approval. This is in addition to the Company’s 15% annual placement capacity provided for in ASX Listing Rule 7.1.

As required by ASX Listing Rule 7.3A, the following additional information is provided in relation to Proposal 12:

(a)	ASX Listing Rule 7.3A.1 – The minimum price at which Placement Securities may be issued pursuant to this ASX Listing Rule 7.1A approval will be no less than 75% of the volume weighted average price of the Company’s CDIs calculated over the 15 trading days on which trades in that class were recorded immediately before:

(i)	the date on which the price at which Placement Securities are to be issued is agreed; or

(ii)	if Placement Securities are not issued within five trading days of the date in paragraph (i), the date on which Placement Securities are issued.

If Placement Securities are issued for non-cash consideration the Company will provide to the market (in accordance with the ASX Listing Rules) a valuation of the non-cash consideration that demonstrates that the issue price of such Placement Securities complies with ASX Listing Rule 7.3A.

(b)	ASX Listing Rule 7.3A.2 – If stockholders approve Proposal 12 and the Company issues Placement Securities under ASX Listing Rule 7.1A, the existing stockholders of the Company face the risk of economic and voting dilution as a result of the issue of Placement Securities, to the extent that such Placement Securities are issued, including the risk that:

(i)	the market price for Placement Securities may be significantly lower on the issue date than on the date of the approval under ASX Listing Rule 7.1A; and

(ii)	Placement Securities may be issued at a price that is at a discount to the market price for those securities on the issue date.

The following table describes the potential dilution of existing stockholders on the basis of three different issue prices and values for variable ‘A’ in the formula in ASX Listing Rule 7.1A.2. The prices and values set out in the table below are examples only and include scenarios prescribed by the ASX Listing Rules. Accordingly, they provide no indication of the actual market price of the Company’s CDIs or the price at which issues of Placement Securities under ASX Listing Rule 7.1A will be made (assuming Proposal 12 is approved by stockholders). In addition, the “current variable ‘A’” reference in the table does not take into account the CDIs that would be added to that number if Proposal 2 is approved.

Variable A in Listing Rule 7.1A.2		Dilution
		Issue price of A$0.034 (50% of the current market price of the Company’s CDIs)		Issue price of A$0.067 (the current price of the Company’s CDIs)		Issue price of A$0.134 (100% increase in the current price of the Company’s CDIs)
488,009,450 CDIs (Current variable ‘A’)	10% Voting Dilution		48,800,945 CDIs		48,800,945 CDIs		48,800,945 CDIs
	Funds raised	AUD	1,659,232	AUD	3,269,663	AUD	6,539,327

732,014,175 CDIs (50% increase to current variable ‘A’)	10% Voting Dilution		73,201,417 CDIs		73,201,417 CDIs		73,201,417 CDIs
	Funds raised	AUD	2,488,848	AUD	4,904,495	AUD	9,808,990

976,018,900 CDIs (100% increase to current variable ‘A’)	10% Voting Dilution		97,601,890 CDIs		97,601,890 CDIs		97,601,890 CDIs
	Funds raised	AUD	3,318,464	AUD	6,539,327	AUD	13,078,653

Note: The above table has been prepared based on the following assumptions:

1.	The Company issues (as CDIs) the maximum number of Placement Securities available under the 10% placement capacity prescribed by ASX Listing Rule 7.1A.

2.	No options are exercised before the date of issue of Placement Securities under ASX Listing Rule 7.1A.
3.	The 10% voting dilution reflects the aggregate percentage dilution against the issued share capital at the time of issue. This is why the voting dilution is shown in each example as 10%.
4.	The table shows only the effect of issues of Placement Securities under ASX Listing Rule 7.1A, not under the Company’s 15% placement capacity under ASX Listing Rule 7.1.
5.	The issue price of A$0.067 is the closing price of the Company’s CDIs on ASX on April 7, 2017.
6.	All shares of common stock are held as CDIs.

(c)	ASX Listing Rule 7.3A.3 – The date Placement Securities must be issued by (assuming Proposal 12 is approved by stockholders) is the date that is 12 months after the date of the Company’s 2017 Annual Meeting (i.e., May 23, 2018, Australian Eastern Standard Time) unless the Company approves a transaction under ASX Listing Rule 11.1.2 (a significant change to the nature or scale of the Company’s activities) or ASX Listing Rule 11.2 (disposal of the Company’s main undertaking), in which case the ASX Listing Rule 7.1A approval under Proposal 12 will fall away on the date of stockholder approval for the relevant transaction.

(d)	ASX Listing Rule 7.3A.4 – The Placement Securities will be issued for the purpose of funding the Company’s further development of the EndoBarrier® for the treatment of patients who have uncontrolled type 2 diabetes and are obese and for raising working capital for the Company. The Company does not intend to issue any of the Placement Securities for non-cash consideration; however, a valuation report would be provided in relation to any securities that were to be issued for non-cash consideration.

(e)	ASX Listing Rule 7.3A.5 – The Company’s allocation policy for issues of Placement Securities pursuant to approval under this Proposal 12 will depend on prevailing market conditions and the Company’s circumstances at the time of any proposed issue. The form and timing of any issue of Placement Securities under ASX Listing Rule 7.1A and the identity of the allottees of Placement Securities will be determined on a case by case basis having regard to any one or more of the following:

(i)	the methods of raising funds available to the Company including, but not limited to, private placements, rights issues or other issues in which existing stockholders of the Company can participate;

(ii)	the effect of the issue of Placement Securities on the control of the Company;

(iii)	the financial situation of the Company; and

(iv)	advice from any one or more of the Company’s professional advisers.

Allottees for the purposes of the issue of Placement Securities under ASX Listing Rule 7.1A have not been determined as at the date of this proxy statement but may include existing substantial stockholders and/or new stockholders who are not related parties or associates of a related party of the Company. In addition, if the Company is successful in acquiring new assets or investments it is possible that allottees for the purpose of the issue of Placement Securities under ASX Listing Rule 7.1A will be or include vendors of the new assets or investments.

As at the date of this proxy statement, the Company has not formed an intention as to the parties which it may approach to participate in an issue of Placement Securities under ASX Listing Rule 7.1A including whether such an issue would be made to existing stockholders or to new investors.

(f)	ASX Listing Rule 7.3A.6 – The Company last obtained stockholders approval under ASX Listing Rule 7.1A on May 20, 2013.

Voting Exclusion Statement

The Company will disregard any votes cast in respect of Proposal 12 by a person who may participate in the proposed issue of any Placement Securities and a person who might obtain a benefit, except a benefit solely in the capacity of a holder of shares, if Proposal 12 is passed, and any associates of those persons. However, the Company need not disregard a vote cast on Proposal 12 if:

•	it is cast by a person as proxy for a person who is entitled to vote, in accordance with the directions on the proxy card; or

•	it is cast by the person chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

As at the date of this proxy statement, the Company has not entered into any definitive agreements to issue Placement Securities under ASX Listing Rule 7.1A and therefore it is not known who may participate in a potential issue of Placement Securities (if any) under ASX Listing Rule 7.1A. Accordingly, as at the date of this proxy statement, the Company is not aware of any person who would be excluded from voting on this Proposal 12.

Vote Required and Board of Directors Recommendation

Under ASX Listing Rule 7.1A, Proposal 12 is required to be passed as a “special resolution” for the purposes of the ASX Listing Rules, which means that it must be approved by at least 75% of the votes cast by stockholders entitled to vote on Proposal 12.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 12 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 12.

PROPOSAL 13: APPROVE THE ISSUE AND TRANSFER OF SECURITIES UNDER THE 2011 PLAN

ASX Listing Rule 7.1 provides that the prior approval of our stockholders is required for an issue of equity securities if the securities will, when aggregated with the securities issued by the Company during the previous 12 months, exceed 15% of the number of securities on issue at the commencement of that 12-month period.

ASX Listing Rule 7.2 (Exception 9) sets out an exception to ASX Listing Rule 7.1. This rule provides that issues under an employee incentive scheme are exempt for a period of three years if stockholders approve the issue of securities under the scheme for the purposes of this exception.

Accordingly, Proposal 13 seeks approval from stockholders (for the purposes of ASX Listing Rule 7.2 (Exception 9)) for the issue and transfer of securities under the 2011 Plan. Approval of this Proposal 13 will mean that for the period of three years following the date of this Annual Meeting, any issues or transfers of securities made under the 2011 Plan will be excluded from the calculation of the Company’s 15% issue capacity under ASX Listing Rule 7.1 and any additional 10% placement capacity under ASX Listing Rule 7.1A (if such additional placement capacity is approved by stockholders in accordance with Listing Rule 7.1A).

The Company adopted its 2011 Plan as a successor equity incentive plan to its 2003 Plan. The board last sought and obtained approval of its stockholders for the issue and transfer of securities under the 2011 Plan for the purposes of ASX Listing Rule 7.2 (Exception 9) at the Company’s Annual Meeting in June 2015.

The board is now asking stockholders at this Annual Meeting to re-approve the 2011 Plan for the purposes of ASX Listing Rule 7.2 (Exception 9).

Summary of 2011 Plan

The following is a summary of the terms of the 2011 Plan. This summary is qualified in its entirety by reference to the complete text of the 2011 Plan, which is attached as Appendix B to this proxy statement and incorporated herein by reference. The summary is not intended to be a complete description of the terms of the 2011 Plan.

Share Authorization. 1,174,415 shares of our common stock have been reserved for the issuance of awards under the 2011 Plan plus up to 50,116 additional shares to be issued if awards outstanding under our 2003 Omnibus Stock Plan are cancelled or expire on or after the date of the annual meeting of stockholders. The 2011 Plan contains an “evergreen provision” which allows for an automatic annual increase in the number of shares available for issuance under it on January 1 of each year until the second day of fiscal year 2020. The annual increase in the number of shares shall be equal to the lesser of:

•	500,000 shares;

•	4% of our outstanding shares on the first day of the fiscal year; or

•	an amount determined by our board of directors.

The shares issued under the 2011 Plan will be authorized but unissued shares. The shares underlying any awards that are forfeited, canceled, expire or are terminated (other than by exercise) under the 2011 Plan are added back to the shares available for issuance under the 2011 Plan. Shares tendered or held back upon exercise of an option or settlement of an award granted under the 2011 Plan to cover the exercise price or tax withholding are not available for future issuance under the 2011 Plan.

Plan Administration. In accordance with the terms of the 2011 Plan, our board of directors has authorized our compensation committee to administer the 2011 Plan. The compensation committee may delegate part of its authority and powers under our 2011 Plan to one or more of our directors and/or officers, but only the compensation committee may make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2011 Plan, our compensation committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2011 Plan.

In addition, our compensation committee may, in its discretion, amend any term or condition of an outstanding award or buyout or substitute an award provided (i) such term or condition as amended is permitted by our 2011 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

Eligibility and Limitations on Grants. Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2011 Plan, including our eight directors and executive officers, of which six are non-employee directors. However, incentive stock options may only be granted to our employees. Approximately 18 individuals are eligible to participate in the 2011 Plan. The maximum number of shares of our common stock with respect to which awards may be granted to any participant under the 2011 Plan is 556,963 per calendar year.

Stock Options. The 2011 Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the 2011 Plan will be non-qualified options if they are granted to a participant who is not an employee of the Company or otherwise fail to qualify as incentive options including or exceeding the US$100,000 annual vesting limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The exercise price of each option will be determined by the compensation committee but may not be less than 100% of the fair market value of our common stock on the date of grant. The term of each option may not exceed ten years from the date of grant. However, if an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years. Our compensation committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by our board of directors. Options may be exercised in whole or in part with written notice to us.

Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Stock-Based Awards. The 2011 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards. Our board of directors or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period.

Tax Withholding. Participants in the 2011 Plan are responsible for the payment of any federal, state or local income taxes, employment taxes or other amounts that we are required by law to withhold upon any option exercise or vesting of awards. We may withhold from the participant’s compensation, if any, or may require that the participant make a cash payment to us for the statutory minimum amount of such withholdings, or subject to approval by our compensation committee, by transferring to us shares having a value equal to the amount of such taxes.

Stock Dividends and Stock Splits. If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our board of directors, may, in its sole discretion, take any one or more of the following actions pursuant to our 2011 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

•	with respect to stock grants and in lieu of any of the foregoing, the board of directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the board of directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendments and Termination. Our board of directors may amend, suspend or terminate the 2011 Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements. While our CDIs are listed on the ASX, we may not, without stockholder consent, amend, cancel or take any action under the 2011 Plan that constitutes a “repricing” within the meaning of the ASX Listing Rules.

Duration of the 2011 Plan

The 2011 Plan will terminate on August 21, 2021.

A complete copy of the 2011 Plan is attached as Appendix B to this proxy statement and incorporated herein by reference.

At April 7, 2017, the number of securities issued under the 2011 Plan since its last approval in June 2015 is an aggregate of 1,068,572 options to purchase 1,068,572 shares of common stock and 403,501 restricted stock units, which on vesting will entitle the holders to 403,501 shares of common stock.

Voting Exclusion Statement

The Company will disregard any votes cast in respect of Proposal 13 by the directors of the Company or any associate of such directors. However, the Company need not disregard any vote cast by any such persons if:

•	it is cast as proxy for a person who is entitled to vote, in accordance with the directions on the proxy card; or

•	it is cast by a director who is chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposal 13 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 13 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 13.

PROPOSAL 14: THE ADJOURNMENT OF THE ANNUAL MEETING

Our stockholders and CDI holders are being asked to consider and vote upon an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 13.

Approval of the adjournment of the Annual Meeting requires an affirmative vote of a majority of the votes properly cast for or against this proposal at the Annual Meeting. Abstentions and broker non-votes (to the extent a broker does not exercise its authority to vote) will not be counted towards, and will have no effect on, the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSALS 1 THROUGH 13. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADJOURNMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our Company was incorporated on March 24, 2003 as a Delaware corporation, with operations based in Lexington, Massachusetts. In September 2011, the Company completed an initial public offering of its CDIs (and underlying shares of common stock) pursuant to a prospectus prepared in accordance with the requirements of Chapter 6D of the Australian Corporations Act 2001 (Cth) (“Corporations Act”) and filed with the Australian Securities and Investments Commission. Concurrently with the initial public offering, the Company completed a private placement with certain investors. Our shares of common stock trade on ASX in the form of CDIs. Our CDIs, each currently representing one-fiftieth of one share of our common stock, have been listed on ASX under the trading symbol “GID” since September 7, 2011. Prior to such time there was no public market for our securities.

Board of Directors

The board is responsible for the overall corporate governance of the Company. Issues of substance affecting the Company are considered by the full board, with advice from external advisers as required. Each director must bring an independent view and judgment to the board and must declare all conflicts of interest. Any issue concerning a director must be provided to the board at a board meeting as soon as practicable, and directors may not participate in discussions or resolutions pertaining to any matter in which the director has a material personal interest.

The board’s role in risk oversight includes receiving reports from senior management and the audit committee on a regular basis regarding material risks faced by the Company and applicable mitigation strategies and activities. The reports detail the effectiveness of the risk management program and identify and address material business risks such as technological, strategic, business, operational, financial, human resources and legal/regulatory risks. The board and its committees (described below) consider these reports, discuss matters with management and identify and evaluate any potential strategic or operational risks, and appropriate activity to address those risks.

The responsibilities of the board are set down in the Company’s Board Charter, which has been prepared having regard to the ASX Corporate Governance Council’s ASX Corporate Governance Principles and Recommendations 3rd edition (“ASX Corporate Governance Principles”). A copy of the Company’s Board Charter is available on the Company’s website at www.gidynamics.com.

Directors of the Registrant

The following table sets forth the name, age and position of each of our directors as of March 15, 2017:

Name	Age	Position
Daniel J. Moore	56	Non-executive Chairman of the Board
Timothy J. Barberich[1,2]	69	Non-executive Director
Graham J. Bradley, AM1	68	Non-executive Director
Michael A. Carusi[2,3]	51	Non-executive Director
Anne J. Keating[1,2,3]	63	Non-executive Director
Oern R. Stuge, M.D.[3]	62	Non-executive Director

1.	Member of the audit committee.
2.	Member of compensation committee.
3.	Member of nominating and corporate governance committee.

Daniel J. Moore has served as a director of the Company since 2014, as our vice-chairman from March 2015 to April 2016 and our chairman since May 2016. Mr. Moore’s extensive experience in domestic and international sales, operations and executive management in global medical device manufacturers and years of service on other boards makes him qualified to serve on our board of directors.

Mr. Moore has served as president, chief executive officer and director of Cyberonics, Inc., a medical technology company with core expertise in neuromodulation, from 2007 to October 2015. From 1989 to 2007, Mr. Moore held positions in sales, marketing, and senior management in the U.S. and in Europe at Boston Scientific Corporation, a diverse maker of minimally invasive medical products. His last position at Boston Scientific was President, International Distributor Management. Prior to that role, he held the position of

President, Inter-Continental, the fourth largest business unit of Boston Scientific, with more than 1,000 global employees and revenues exceeding $700 million. Mr. Moore previously held senior management positions at several Boston Scientific U.S. and international divisions.

Mr. Moore currently serves as the chairman of LivaNova PLC (the company resulting from the merger of Sorin S.p.A. and Cyberonics, Inc.), a member of the board of directors for the Epilepsy Foundation of America, and as a member of the boards or advisory boards for BioHouston, Inc. and the Weldon School of Biomedical Engineering at Purdue University. He currently serves on the board of privately-held BrainScope Company, Inc., a medical technology company focused on traumatic brain injury, where he serves as Chairman. Past board positions include Smiling Kids, Inc., the Epilepsy Foundation of Texas (past-Chair), the Epilepsy Foundation of Texas – Houston (past-President), the Medical Device Manufacturers Association (past-Chair), Topera, Inc. (acquired by Abbott) and TriVascular Technologies, Inc. (acquired by Endologix).

Mr. Moore holds a B.A. from Harvard University and earned an MBA from Boston University.

Timothy J. Barberich has been a director of the Company since June 2011. Mr. Barberich has nearly 40 years’ experience in pharmaceutical and medical device companies, in technical, sales, marketing and management positions, including as chief executive officer and chairman of the board. Mr. Barberich is the founder and former president, chief executive officer and chairman of Sepracor, Inc., a NASDAQ-listed-pharmaceutical company based in Massachusetts, which was acquired by Dainippon Sumitomo Pharma Co., Ltd. in 2009. Mr. Barberich founded Sepracor in 1984 and served as its chief executive officer from 1984 to 2007 and chairman of the board from 1990 to 2007. From 2007 to 2008, Mr. Barberich served as executive chairman of Sepracor and then chairman of the board from 2008 to 2009. Mr. Barberich led Sepracor through its early-stage research and development, product approvals, commercialization, private financings and initial public offering, partnerships with major companies, several successful spin-outs and achievement of revenues in excess of $1 billion. Through his work at Sepracor, Mr. Barberich brings to our board invaluable knowledge and experience of leading a company in the health care industry through every stage of its life cycle. Prior to founding Sepracor, Mr. Barberich spent 10 years as a senior executive at Millipore Corporation, a company that provides separations products to the life science research, pharmaceutical, biotechnology and electronic markets. Mr. Barberich brings to our board the knowledge and experience of leading a company in the health care industry through every stage of its life cycle. We believe this experience and familiarity with the types of risks we may face, together with his broad medical device and pharmaceutical industry experience, makes Mr. Barberich uniquely suited to serve on our board.

Mr. Barberich is currently chairman and CEO of BioNevia Pharmaceuticals, Inc. and is a director of Verastem, Inc., a NASDAQ-listed biotechnology company, and Inotek Pharmaceuticals, Inc., a NASDAQ-listed biopharmaceutical company. Mr. Barberich also serves on the board of several private companies including Neurovance, Inc. and Frequency Therapeutics. Mr. Barberich was formerly a director of HeartWare International, Inc., a NASDAQ-listed medical device company, Tokai Pharmaceuticals, Inc., a NASDAQ-listed biopharmaceutical company, MirImmune Inc., which was acquired in 2016, BioSphere Medical, Inc., a NASDAQ-listed biotechnology company and Gemin X Biotechnologies, Inc. and Resolvyx Pharmaceuticals, which were acquired in 2011 and 2010, respectively.

Mr. Barberich holds a Bachelor of Science degree in Chemistry from Kings College in Pennsylvania and has taken graduate courses from the School of Chemistry at Rutgers University.

Graham J. Bradley has served as a director of the Company since June 2011. Mr. Bradley has had an extensive career spanning a range of industries across the Australian economy including banking and finance, residential and commercial property, insurance, telecommunications, mining services, minerals and energy, medical research and the arts. From 1995 to 2003, Mr. Bradley was managing director of leading listed investment management and financial services group Perpetual Limited and during his eight-year tenure, Perpetual became one of Australia’s leading listed funds management and financial services groups. Mr. Bradley’s strong financial background provides financial expertise to our board, including an understanding of financial statements, corporate finance, accounting and capital markets.

Mr. Bradley is currently chairman of HSBC Bank Australia Limited and Virgin Australia International Holdings Limited, a council member of the European Australian Business Council; the chairman and director of Energy Australia Holdings Limited, the chairman of Infrastructure New South Wales and is a director and chairman-elect of GrainCorp Limited. From 2009 to 2011, Mr. Bradley served as the president of the Business Council of Australia, the preeminent business leadership organization in Australia representing some 120 of the largest businesses and employers. Mr. Bradley was a director of the Garvan Institute for Medical Research, a leading Australian medical research organization, which includes a leading diabetes research group, for 10 years from 1999 to 2009 and also chaired the Garvan Foundation during this time. Mr. Bradley has held former roles including as chairman of Stockland Corporation Limited, Po Valley Energy Limited, Boart Longyear Limited and Proteome Systems Limited; as chairman of the advisory board for Anglo American Australian Limited and as a director of Singapore Telecommunications Limited, Queensland Investment Corporation and MBF Australia Limited. Prior to his role at Perpetual, Mr. Bradley was managing partner of the law firm Blake Dawson Waldron and a partner of McKinsey & Company.

Mr. Bradley holds a Bachelor of Arts and a Bachelor of Law with first class honours from the University of Sydney and a Masters of Law from Harvard University. Mr. Bradley is also a Fellow of the Australian Institute of Company Directors and was recognized as a Member of the Order of Australia in July 2009 for his services to business, the arts and medical research.

Michael A. Carusi has served as a director of the Company since 2003. Mr. Carusi has over 20 years’ experience in the life sciences and health care industry in business development, management consulting and venture capital roles. As a result of this experience, Mr. Carusi provides us financial and management experience. Since 2012, Mr. Carusi has been a general partner of Lightstone Ventures which is a venture capital firm focused on investments in the life sciences industry. Since October 1998, Mr. Carusi has been a general partner of Advanced Technology Ventures, or ATV, which is a venture capital firm focused on investments in the life sciences and technology sectors. In 2003, Mr. Carusi led the ATV investment in the Company.

Mr. Carusi is a director of private medical companies in which ATV and Lightstone has invested, including EndoGastric Solutions, Inc., PowerVision, Inc., Holaira, Inc., Second Genome, Inc., and Gynesonics, Inc. He is also a former director of ATV investee companies where he was responsible for investments and successful exits, including Altura Medical, Inc., which was acquired by Lombard Medical, Inc., Ardian, Inc., which was acquired by Medtronic, Inc., Plexxikon, Inc., which was acquired by Daiichi Sankyo Co, Ltd, and MicroVention, which was acquired by Terumo Medical Corporation, and TranS1 (BAXS) which went public on NASDAQ in 2007.

Prior to joining ATV, Mr. Carusi served as the director of business development for Inhale Therapeutic Systems, Inc., a pulmonary drug delivery company that listed on NASDAQ in 1994, where he led partnering activities in the US, Europe and Japan. Mr. Carusi was formerly a principal at The Wilkerson Group, a management consulting firm focused exclusively on health care. Mr. Carusi also serves as a lecturer at the Amos Tuck School of Business Administration at Dartmouth College where he also sits on the Tuck MBA Advisory Board. In addition, Mike is a Director on the National Venture Capital Association (NVCA) Board of Directors where he is active in helping to shape policy affecting both innovation and healthcare. Lastly, Mike has been heavily involved with several programs at Stanford University including the Stanford Biodesign Program and, more recently, the Stanford Center for Clinical and Translational Research and Education (Spectrum) where he currently serves as a Member of the Oversight Committee.

Mr. Carusi holds a Masters of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College and a Bachelor of Science in mechanical engineering from Lehigh University.

Anne J. Keating has served as a director of the Company since June 2011. Ms. Keating has had an extensive career in management and as a director of Australian companies, divisions of US companies and not-for-profit organizations. Her extensive business and governance experience makes her qualified to serve on our board of directors.

Ms. Keating is currently a director of a number of ASX-listed companies in a range of different industries, including REVA Medical, Inc., a US-based medical device company developing and commercializing bioresorbable stents for the treatment of coronary artery disease, and Goodman Group Limited, a global property development and management company. Ms. Keating is Chairman of Houlihan Lokey Australia, an investment bank.

Ms. Keating is also a director of the Garvan Institute of Medical Research (a leading research institute which studies diabetes and obesity among other diseases) and an Inaugural Governor for the Cerebral Palsy Alliance Research Foundation. From 1993 to 2001, Ms. Keating held the position of general manager, Australia for United Airlines and from 1993 to 1998 she was also a governor for the American Chamber of Commerce.

She was also a delegate to the Australian/American Leadership Dialogue for 14 years. Ms. Keating was an inaugural board member of the Victor Chang Cardiac Research Institute for 10 years and also served on the board of NRMA Pty Ltd, Insurance Australia Group (IAG) for 9 years and STW Ltd for 16 years. She has also held former directorships with Ardent Leisure Management Limited, Spencer Street Station Redevelopment Holdings Limited, Easy FM China Pty Ltd, Radio 2CH Pty Ltd and Workcover Authority of New South Wales.

Oern R. Stuge, M.D. has served as a director of the Company since his appointment in January 2017. Dr. Stuge’s extensive experience in domestic and international sales, management and operations in a global medical device manufacturer makes him qualified to serve on our board of directors.

Dr. Stuge has served as an executive in various medical device, health care and life sciences companies over the last thirty years. Since January 2011, Dr. Stuge has been Chairman of Orsco Lifesciences AG, a management firm that specializes in medical technology through which he supports several companies. Prior to that, Dr. Stuge served in various positions, including as Senior Vice-President, at Medtronic Inc., from May 1998 to December 2009. Dr. Stuge is currently Chairman of Mainstay Medical Limited, a Euronext Paris-listed and Irish Stock Exchange-listed medical devices company and Luminas Limited, formerly a NASDAQ-listed medical company. Dr. Stuge also serves on the board of several private companies including Balt Extrusion SAS, Vision Ophthalmology Group Gmbh, Pulmonx International SA, Phagenesis Limited and Aleva Neurotherapeutics SA. Furthermore, until December 2016, Dr. Stuge served on the board of Bonesupport AB, a private medical technology company.

Dr. Stuge received an M.D. from the University of Oslo, Norway, an M.B.A. from IMD and an INSEAD Certification in Corporate Governance.

Director Independence

Our board of directors currently consists of six (6) members: Timothy J. Barberich; Graham J. Bradley, AM; Michael A. Carusi; Anne J. Keating; Daniel J. Moore; and Oern R. Stuge, M.D. Our board of directors has determined that all of our directors, other than Mr. Carusi, are “independent.” We consider that a director is an “independent” director where that director is free from any business or other relationship that could materially interfere, or be perceived to interfere with, the independent exercise of the director’s judgment. We have assessed the independence of our directors regarding the requirements for independence that are set out in Principle 2 of the ASX Corporate Governance Principles. We have also assessed the independence of our directors with respect to the definition of independence prescribed by NASDAQ. While Mr. Carusi is not considered to be an independent director of the Company under the ASX Corporate Governance Principles due to his relationship with one of our substantial shareholders, Mr. Carusi is considered to be an independent director under the rules of NASDAQ. There are no family relationships among our officers and directors, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was, or is, to be selected as an officer or director.

Committees of the Board of Directors and Meetings

The board of directors presently has the following three standing committees to facilitate and assist the board in fulfilling its responsibilities: (1) an audit committee, (2) a compensation committee and (3) a nominating and corporate governance committee. The board may also establish other committees from time to time to assist in the discharge of its responsibilities.

Meeting Attendance.    During the fiscal year ended December 31, 2016 there were sixteen (16) meetings of our board of directors, and the various committees of the board met a total of eleven (11) times. No director attended fewer than 75% of the total number of meetings of the board and of committees of the board on which he or she served during fiscal 2016, other than Mr. Barberich who attended 50% of the meetings of the Audit Committee and 69% of the meetings of the Board of Directors. We encourage all of our directors to participate in each annual meeting of stockholders. four of our directors attended our 2016 annual meeting of stockholders.

Audit Committee.    Our audit committee met six (6) times during fiscal 2016. This committee currently has three (3) members, Graham J. Bradley (chair), Timothy J. Barberich and Anne J. Keating. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission (“SEC”); and by The NASDAQ Stock Market, as such standards apply specifically to members of audit committees. Our board of directors has determined that Graham J. Bradley is an “audit committee financial expert,” as the SEC has defined that term. Our audit committee’s role and responsibilities are set forth in the audit committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The audit committee, among other things, oversees our corporate accounting and financial reporting, including auditing of our financial statements, reviewing the performance of our internal audit function and the qualifications, independence, performance and terms of engagement of our external auditor.

Compensation Committee.    Our compensation committee met one (1) time during fiscal 2016. This committee currently has three (3) members, Timothy J. Barberich (chair), Michael A. Carusi and Anne J. Keating. All members of the compensation committee qualify as independent under the current definition promulgated by The NASDAQ Stock Market. All members of the compensation committee qualify as independent under the current definition promulgated by the ASX, with the exception of Mr. Carusi. Our compensation committee’s role and responsibilities are set forth in the compensation committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The compensation committee, among other things, establishes, amends, reviews and approves the compensation and benefit plans with respect to our senior management and employees including determining individual elements of total compensation of our chief executive officer and other members of senior management. The compensation committee is also responsible for reviewing the performance of our executive officers with respect to these elements of compensation.

Nominating and Corporate Governance Committee.    Our nominating and corporate governance committee met two (2) times during fiscal 2016 and has three (3) members, Anne J. Keating (chair), Michael A. Carusi and Oern R. Stuge. All members of the nominating and corporate governance committee qualify as independent under the current definition promulgated by The NASDAQ Stock Market. All members of the nominating and corporate governance committee qualify as independent under the current definition promulgated by the ASX, with the exception of Mr. Carusi. The nominating and corporate governance committee’s role and responsibilities are set forth in the nominating and corporate governance committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The nominating and corporate governance committee, among other things, recommends the director nominees for each annual meeting and ensures that the audit, compensation and nominating and corporate governance committees of the board have the benefit of qualified and experienced independent directors.

In addition, under our current Board Charter, the nominating and corporate governance committee will review annually the results of the evaluation of the board and its committees, and the needs of the board for various skills, experience, expected contributions and other characteristics in determining the director candidates to be nominated at the annual meeting. The nominating and corporate governance committee will evaluate candidates for directors proposed by directors, stockholders or management in light of the committee’s views of the current needs of the board for certain skills, experience or other characteristics, the candidate’s background, skills, experience, other characteristics and expected contributions and the qualification standards established from time to time by the nominating and corporate governance committee. If the nominating and corporate governance committee believes that the board requires additional candidates for nomination, the committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. All nominees for director positions will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for nonincumbent nominees, at the discretion of the nominating and corporate governance committee.

The nominating and corporate governance committee will review a reasonable number of candidates for director recommended by a single stockholder who has held over 5% of our common stock for over one year and who satisfies the notice, information and consent provisions set forth in our bylaws. Candidates so recommended will be reviewed using the same process and standards for reviewing board recommended candidates. If a stockholder wishes to nominate a candidate for director, it must follow the procedures described in our bylaws and in “Stockholder Proposals for 2018 Annual Meeting” at the end of this proxy statement.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to our directors, executive officers and all other employees. A copy of that code is available on our corporate website at http://www.gidynamics.com. Any amendments to the code of business conduct and ethics, and any waivers thereto involving our executive officers, also will be available on our corporate website. A printed copy of these documents will be made available upon request. The content on our website is not incorporated by reference into this proxy statement.

Stockholder Communications to the Board

Communications to directors must be in writing and sent in care of the Company’s corporate secretary to GI Dynamics, Inc., 355 Congress Street, Boston, Massachusetts 02210, U.S.A., Attention: Corporate Secretary or delivered via e-mail to corporatesecretary@gidynamics.com. The name(s) of any specific intended board recipient(s) should be noted in the communication.

A copy of each communication received since the date of the last board meeting shall be distributed to each director in advance of each regularly scheduled board meeting, except items that are unrelated to the duties and responsibilities of the board, such as: spam, junk mail and mass mailings, business solicitations and advertisements, and communications that advocate the Company’s engaging in illegal activities or that, under community standards, contain offensive, scurrilous or abusive content.

The Company’s corporate secretary shall be responsible for and oversee the receipt and processing of stockholder communications to board members. An acknowledgement of receipt shall be sent by the corporate secretary or assistant secretary to each stockholder submitting a communication. The Company’s corporate secretary shall retain a copy of each communication for one year from the date of its receipt by the Company. The board of directors or individual directors so addressed shall be advised of any communication withheld for safety or security reasons as soon as practicable. The corporate secretary shall relay all communications to directors absent safety or security issues.

Compensation Committee Interlocks and Insider Participation

The compensation committee consists of three (3) non-executive directors: Timothy J. Barberich (chair), Michael A. Carusi and Anne J. Keating. No member of the compensation committee is, or was formerly, one of our executive officers or employees. No interlocking relationship exists between the board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Certain Relationships and Related Party Transactions

There are no existing agreements or arrangements and there are no currently proposed transactions in which the Company was, or is to be, a participant, in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, beneficial owner of more than 5% of our common stock, or entities affiliated with them, had or will have a material interest, except that in September 2011, we entered into agreements with certain of our directors and substantial stockholders with respect to the conversion of the then existing preferred stock into common stock, the repayment of our outstanding convertible term notes and purchases of our CDIs by the note holders in our initial public offering on the ASX.

Policies and Procedures for Review and Approval of Related Party Transactions

We have adopted a policy and procedure for related party transactions. Our audit committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our common stock, immediate family members of the foregoing persons and any other persons whom the board determines may be considered related parties of the Company, has or will have a direct or indirect material interest. The audit committee or its chairman, as the case may be, will only approve those related party transactions that are determined to be in, or are not inconsistent with, the best interests of the Company and its stockholders, after taking into account all available facts and circumstances as the audit committee or the chairman determines in good faith to be necessary. Transactions with related parties will also be subject to stockholder approval to the extent required by the listing rules of ASX (“Listing Rules”).

Executive Officers

The following table sets forth certain information regarding our current executive officers who are not also directors. We have an employment agreement with each of these executive officers.

Name	Age	Position
Scott Schorer	47	President and Chief Executive Officer
Brian Callahan	49	Chief Compliance Officer
Karl Heinz-Blohm	56	Vice President, International

Scott Schorer - President and Chief Executive Officer

Scott Schorer has served as our president and chief executive officer since March 2016. Mr. Schorer has served as a consultant to numerous boards and CEOs across a wide variety of companies in the medical device, biologics and related markets. He was Chief Executive Officer of PlasmaTech Biopharmaceuticals, Inc. from September 2014 to June 2015. From May 2010 to September 2014, Mr. Schorer ran an interim leadership and strategic consulting practice under the name of SSMC. From February 2009 to May 2010, Mr. Schorer led the turnaround effort at Systagenix Wound Management, the former Advanced Wound Care division of Johnson & Johnson, as President of the Americas. Prior to that, Mr. Schorer founded and led IST: Innovative Spinal Technologies, where he served as CEO for eight years until February 2009, during which time IST received CE Mark and FDA approvals for five products before the company was sold to Integra Spine. Prior to IST, he co-founded and was CEO of CentriMed, leading to an acquisition by Global Healthcare Exchange (“GHX”). Mr. Schorer began his medical device career as a sales representative for a surgical distributor following his career as an infantry officer in the 82nd Airborne Division as a rifle and scout platoon leader. He has led financing for over $120 million in public and private equity financings. Mr. Schorer is also a co-inventor of 6 patents, and holds Bachelor of Arts and Bachelor of Engineering degrees from Dartmouth College, where he was also captain of the men’s crew.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid during the fiscal years ended December 31, 2016 and December 31, 2015 to (1) our current president and chief executive officer, (2) our former president and chief executive officer, (3) our two next most highly compensated executive officers who earned more than $100,000 during the fiscal years ended December 31, 2016 and December 31, 2015, and (3) up to two additional executives who would have been among the three most highly compensated executive officers except for the fact that they were not serving as executive officers of the Company as of December 31, 2016.

Name and Principal Position		Year		Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Scott W. Schorer	(4)	2016		$310,769	$-	$200,000	$200,000	$93,370	$1,776	$805,915
President and Chief Executive Officer		2015		$-	$-	$-	$-	$-	$-	$-

Brian Callahan	(5)	2016		$225,481	$-	$94,155	$62,770	$67,890	$1,776	$452,072
Chief Compliance Officer		2015		$-	$-	$-	$-	$-	$-	$-

Michael D. Dale	(6)	2016		$122,110	$-		$-		$11,976	$134,086
Former President and Chief Executive Officer		2015		$464,375	$-	$-	$91,674	$36,678	$78,897	$671,624

Karl-Heinz Blohm, Ph.D.	(7)	2016		$254,073	$-		$101,250	$54,623	$40,382	$450,328
Vice President, International		2015	(8)	$208,450	$-	$-	$36,624	$26,420	$40,475	$311,969

1)	The amounts in the “Stock Awards” column do not reflect compensation actually received by our executive officers. Rather, these amounts represent the aggregate grant date fair value of all service based RSUs and the target value of the performance based RSUs granted during each fiscal year computed in accordance with FASB ASC Topic 718, Compensation – Stock Compensation, excluding the impact of estimated forfeitures. The aggregate fair value of these stock awards is determined using the market value of our common stock which is derived from the market value of our CDIs on the ASX, converted to a USD equivalent and adjusting for the ratio of 1 share of common stock per 50 CDIs and using the exchange rate as published by the Reserve Bank of Australia in effect on the date of grant, multiplied by the aggregate number of restricted stock units granted. A discussion of the assumptions used in calculating the grant date fair value may be found in “Note 13 – Stock Plans” in the notes to our Financial Statements included in our Annual Report on Form 10-K.
2)	The amounts in the “Option Awards” column represent the aggregate grant date fair value for option awards awarded during fiscal years 2016 and 2015 computed in accordance with the provisions of FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. A discussion of the assumptions used in determining grant date fair value may be found in “Note 13 – Stock Plans” in the notes to our Financial Statements included in our Annual Report on Form 10-K.
3)	Payments listed in the Non-equity Incentive Plan Compensation column reflect discretionary performance-based awards made by our board for the named executive officers for fiscal years 2016 and 2015 that were paid in January 2016 and February 2015, respectively.
4)	Mr. Schorer was hired as our President and Chief Executive Officer in March 2016 at an annual base salary of $400,000 per year. In connection with Mr. Schorer’s appointment, he was awarded an option to purchase 250,000 shares of the Company’s common stock (the “Options”). In addition, the Company granted Mr. Schorer performance stock units (“PSUs”) equal to 250,000 shares of the Company’s common stock. The amount included in “All other Compensation” for Mr. Schorer represents amounts paid by the Company on his behalf for life insurance.
5)	Mr. Callahan was hired as our Chief Compliance Officer and Executive Vice President Clinical, Regulatory and Quality in May 2016 at an annual base salary of $350,000 per year. In connection with Mr. Callahan’s appointment, he was awarded an option to purchase 95,106 shares of the Company’s common stock. In addition, the Company made two grants of PSUs to Mr. Callahan, equal to 95,106 shares of the Company’s common stock and equal to 47,553 shares of the Company’s common stock. The amount included in “All other Compensation” for Mr. Callahan represents amounts paid by the Company on his behalf for life insurance.
6)	In February 2016 Mr. Dale informed the Company of his resignation as the Chief Executive Officer and a director of the Company, effective March 15, 2016. The amount included in “All other Compensation” for Mr. Dale represents amounts paid by the Company on his behalf for temporary housing expenses and life insurance.

7)	All of Mr. Blohm’s compensation was paid by us in Euros and the amounts reported reflect the conversion of Mr. Blohm’s compensation using the average exchange rate of Euros to U.S. Dollars during the fiscal year reported. In fiscal 2016, Mr. Blohm received an option grant for 75,000 shares of common stock that was awarded by our board. Mr. Blohm’s employment agreement provides that Mr. Blohm receive a monthly housing allowance. The amount included in “All other Compensation” for Mr. Blohm represents the annual cost of the housing allowance in U.S. Dollars using the average exchange rate of Euros to U.S. Dollars during the fiscal year reported.

Narrative Disclosure To Summary Compensation Table

Employment Agreements, Offer Letters and Separation Agreements

The following section summarizes the employment agreements, offer letters and separation agreements we have entered into with our named executive officers. For purposes of the employment agreements and offer letters, we use the following terms:

(i) “cause” to mean termination of employment as a result of the employee’s conviction of a crime involving moral turpitude, any material act of dishonesty by the employee involving the Company or a breach by the employee of his or her obligations under the terms of the non-competition, non-solicitation or non-disclosure agreements with the Company; and (ii) “constructive termination” to mean a material diminution in the employee’s title, responsibilities or duties, a material breach of the offer letter by us, a material reduction in the employee’s compensation or the relocation of the Company’s office beyond a 25-mile radius from its current location.

Scott Schorer

In March 2016, we entered into an executive employment agreement with Mr. Schorer to serve as our president and chief executive officer. We amended Mr. Schorer’s employment agreement in January 2017. Mr. Schorer’s agreement provided for, among other things: (i) an initial annual base salary of $400,000, subject to review by the board, (ii) eligibility to receive an annual bonus at a target amount of 30% of his base salary if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective January 2017 increased Mr. Schorer’s potential annual bonus to 40% of his base salary.

Under the terms of the employment agreement, upon his Commencement Date, Mr. Schorer was granted 250,000 Options. The Options are exercisable at a price equal to the closing price on the Commencement Date and will vest as to 25% of the shares on the first anniversary of the Commencement Date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. Upon the Commencement Date, the Company will also grant Mr. Schorer PSUs equal to 250,000 shares of the Company’s common stock. The Shares underlying these PSUs will be issued to Mr. Schorer according to certain performance targets as detailed in the Employment Agreement. One quarter of the PSUs will lapse if they have not vested by June 30, 2019, an additional one quarter of the PSUs will lapse if they have not vested by June 30, 2020, and the remainder of the PSUs will lapse if they have not vested by January 30, 2021. None of the Shares underlying these PSUs have been issued as of April 7, 2017.

The employment agreement provides that if Mr. Schorer’s employment with the Company is terminated by the Company without Cause (as defined in the employment agreement) or by Mr. Schorer for Good Reason (as defined in the employment agreement), subject to his execution of a release of claims agreement acceptable to the Company, he will be entitled to continuation of salary for up to 12 months, and payment of health insurance premiums necessary to continue health insurance coverage under COBRA for up to 12 months.

In addition, if a Change of Control (as defined in the employment agreement) takes place, upon the consummation of such Change of Control, 100% of Mr. Schorer’s unvested Options and PSUs shall vest and become immediately exercisable.

Brian Callahan

In May 2016, we entered into an executive employment agreement with Mr. Callahan to serve as our Chief Compliance Officer and Executive Vice President Clinical, Regulatory and Quality. We amended Mr. Callahan’s employment agreement in January 2017. Mr. Callahan’s agreement provided for, among other things: an initial annual base salary of $350,000, subject to review by the board, (ii) eligibility to receive an annual bonus at a target amount of 30% of his base salary if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective January 2017 increased Mr. Callahan’s potential annual bonus to 35% of his base salary.

Under the terms of the employment agreement, upon his Commencement Date, Mr. Callahan was awarded 95,106 Options. The Options are exercisable at $0.66 per share and vest as to 25% of the shares on the first anniversary of the Commencement Date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. In addition, the Company made two grants of PSUs to Mr. Callahan, the first equal to 95,106 shares of the Company’s common stock and the second equal to 47,553 shares of the Company’s common stock. The Shares underlying these PSUs will be issued to Mr. Callahan according to certain performance targets as detailed in his Employment Agreement. None of the Shares underlying these PSUs have been issued as of April 7, 2017.

The employment agreement provides that if Mr. Callahan’s employment with the Company is terminated by the Company without Cause (as defined in the employment agreement) or by Mr. Callahan for Good Reason (as defined in the employment agreement), subject to his execution of a release of claims agreement acceptable to the Company, he will be entitled to continuation of salary for up to 12 months, and payment of health insurance premiums necessary to continue health insurance coverage under COBRA for up to 12 months.

In addition, if a Change of Control (as defined in the employment agreement) takes place, upon the consummation of such Change of Control, 100% of Mr. Callahan’s unvested Options and PSUs shall vest and become immediately exercisable.

Karl-Heinz Blohm, Ph.D.

In January 2013, in connection with Mr. Blohm’s continued employment with us, we entered into an employment agreement with Mr. Blohm to serve as our vice president, international. Mr. Blohm’s agreement provides for, among other things: (i) an annual base salary of €193,566 (approximately $219,000), subject to annual review, and (ii) eligibility to receive an annual bonus, if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective January 2017 increased Mr. Blohm’s annual salary to €199,400 (approximately $225,000). We also agreed to pay for up to €3,041 (approximately $3,400) per month for housing in the vicinity of our European office.

Our agreement with Mr. Blohm further provides that if Mr. Blohm’s employment is terminated by us without cause, he will be entitled to continuation of fifty percent (50%) of his salary and benefits for 12 months.

In addition, if a Change of Control (as defined in the employment agreement) were to take place, upon the consummation of such Change of Control, an additional 50% of Mr. Blohm’s then unvested stock options and 100% of the then unvested PSUs 100% would vest and become immediately exercisable.

Mr. Blohm has also agreed, among other things, during the term of his employment and for one year thereafter not to engage in any competing activities with the business of the Company.

Michael D. Dale

Mr. Dale terminated his employment with the Company, effective March 15, 2016. In August 2014, we entered into an executive employment agreement with Mr. Dale to serve as our president and chief executive officer. Mr. Dale’s agreement provided for, among other things: (i) an initial annual base salary of $450,000, subject to review by the board, (ii) eligibility to receive an annual bonus at a target amount of 45% of his base salary if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective February 2015 increased Mr. Dale’s annual salary to $465,750. We also agreed to (i) pay for or reimburse Mr. Dale for documented reasonable costs and expenses of relocation, plus a gross-up for taxes on such payments or reimbursements, up to an aggregate of $125,000, and to (ii) pay for up to $5,000 per month for up to twelve months of temporary housing in the vicinity of our offices.

Mr. Dale also received an initial grant of incentive stock options to purchase 362,027 shares of our common stock at an exercise price of $21.50. These options were granted on September 18, 2014 pursuant to our 2011 Employee, Director and Consultant Equity Incentive Plan (“2011 Stock Plan”) and were to vest as to twenty-five percent (25%) of the shares on the first anniversary of the date of grant, and the remainder of the shares were to vest as to 2.083% of the total shares on the same day of each successive month until September 18, 2018. Mr. Dale additionally received 83,544 restricted stock units, which were to vest as to twenty-five percent (25%) of the shares on each of the first four anniversaries of the date of grant: September 18 in 2015, 2016, 2017 and 2018.

Mr. Dale also received an aggregate of 111,392 PSUs that were to vest according to certain performance targets. One half of the PSUs were to lapse if they have not vested by January 22, 2017 and the remainder of the PSUs were to lapse if they had not vested by January 22, 2018.

Our agreement with Mr. Dale further provided that if Mr. Dale’s employment was terminated by us without cause or by Mr. Dale for good reason, subject to his execution of a release of claims agreement acceptable to the Company, he would have been entitled to continuation of salary for 12 months, and (ii) payment of health insurance premiums necessary to continue health insurance coverage under COBRA for up to 12 months.

In addition, if a change of control were to take place, upon the consummation of such change of control, 100% of Mr. Dale’s unvested options, RSUs and PSUs would have vested and become immediately exercisable. In connection with the termination of Mr. Dale’s employment, all of Mr. Dale’s unvested stock awards, including options, RSUs and PSUs ceased being subject to vesting as of March 15, 2016, and Mr. Dale may not exercise any vested stock awards, including options, RSUs or PSUs after June 15, 2016.

Mr. Dale is also subject to a Nondisclosure, Non-solicitation, and Non-compete Agreement in which he agreed, among other things, during the term of his employment and for one year thereafter not to engage in any competing activities with the business of the Company and not to recruit or solicit any of our employees, consultants, or customers during the term of his employment and for one year thereafter.

Outstanding Equity Awards at 2016 Fiscal Year-End

The following table shows all outstanding equity awards for the named executive officers in the Summary Compensation Table as of December 31, 2016.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unxercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott W. Schorer(1) President and Chief Executive Officer	—	250,000	$0.80	3/23/2026	250,000	$207,500

Brian Callahan(2)	—	95,106	$0.66	5/9/2026	95,106	$78,938
Chief Compliance Officer					47,553	$39,469

Karl-Heinz Blohm, Ph.D.(3)	—	75,000	$1.35	8/16/2026	10,842	$8,999
Vice President, International	5,280	7,375	$5.38	4/10/2025
	4,216	1,565	$38.30	1/22/2024
	5,199	—	$44.44	8/24/2022
	40,000	—	$5.90	11/19/2020

Michael D. Dale Former President and Chief Executive		—	—

(1)	The option and stock awards shown for Mr. Schorer were issued consistent with the terms of his Employment Agreement. The Options will vest as to 25% of the shares on the first anniversary of the grant date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. The stock award was issued in the form of performance stock units (“PSUs”). The PSUs will be issued to Mr. Schorer according to certain performance targets as detailed in his Employment Agreement.

(2)	The option and stock awards shown for Mr. Callahan were issued consistent with the terms of his Employment Agreement. The Options will vest as to 25% of the shares on the first anniversary of the grant date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates. The stock awards were issued in the form of performance stock units (“PSUs”). The PSUs will be issued to Mr. Callahan according to certain performance targets as detailed in his Employment Agreement.
(3)	In fiscal 2016, Mr. Blohn was awarded and option to purchase 75,000 shares of the Company. The Options will vest as to 25% of the shares on the first anniversary of the grant date, and equally over each successive quarter thereafter for three years, provided that he remains employed by the Company on the vesting dates.

Pension Benefits

We do not have any plans that provide for payments or other benefits at, following or in connection with the retirement of our employees, other than our 401(k) retirement plan which is available for all of our employees, including our named executive officers.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Potential Payments upon Termination or Change of Control

Upon termination of employment without cause or a resignation for good reason, our named executive officers and our current chief executive officer, Scott Schorer, are entitled to receive certain severance payments and other benefits. In determining whether to approve and in setting the terms of such severance arrangements, our compensation committee and our board recognize that executives, especially highly-ranked executives, often face challenges securing new employment following termination. We have agreed to provide severance benefits to our named executive officers and our current chief executive officer, as described below.

Scott Schorer. Severance amounts for termination without cause or a resignation for good reason for Mr. Schorer include: (A) an amount equal to six months of his base salary to be paid over a six-month period (unless such termination occurs (i) after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Schorer will be entitled to receive 12 months of his base salary to be paid over a 12-month period); a pro-rata portion of Mr. Schorer’s at-target performance bonus as then in effect for the calendar year in which the termination occurs; and (C) COBRA premiums paid by the Company for Mr. Schorer and Mr. Schorer’s eligible dependents for up to six months after the termination date (unless such termination occurs (i) after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Schorer will be entitled to such COBRA premium payments for up to 12 months after the termination date). Mr. Schorer’s offer letter also provides that 100% of any unvested stock options and performance stock units will immediately vest and become exercisable as of the consummation of a change in control in the Company.

Brian Callahan. Severance amounts for termination without cause or a resignation for good reason for Mr. Callahan include: (A) an amount equal to six months of his base salary to be paid over a six-month period (unless such termination occurs after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Callahan will be entitled to receive 12 months of his base salary to be paid over a 12-month period); (B) a pro-rata portion of Mr. Callahan’s at-target performance bonus as then in effect for the calendar year in which the termination occurs; and (C) COBRA premiums paid by the Company for Mr. Callahan and Mr. Callahan’s eligible dependents for up to six months after the termination date (unless such termination occurs (i) after December 31, 2017 or (ii) prior to January 1, 2018 and the Company has affirmatively decided to continue development of the EndoBarrier; in each such case Mr. Callahan will be entitled to such COBRA premium payments for up to 12 months after the termination date). Mr. Callahan’s offer letter also provides that 100% of any unvested stock options and performance stock units will immediately vest and become exercisable as of the consummation of a change in control in the Company.

Karl Heinz-Blohm. In the event the Company terminates Mr. Heinz-Blohm’s employment without cause, he will be entitled to the continuation of fifty percent (50%) of his salary and benefits for 12 months after the date of such termination. Furthermore, 50% of Mr. Heinz-Blohm’s then unvested stock options and 100% of Mr. Heinz-Blohm’s then unvested PSUs will vest immediately and be exercisable upon a change of control of the Company.

We believe that our named executive officers’ and our current chief executive officer’s severance packages are in line with severance packages offered to executive officers of similar rank at companies of similar size to us in our industry.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2016 to each of our non- employee directors who received compensation for their service as directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

Daniel J. Moore	$71,146						$71,146

Timothy J. Barberich	$60,054						$60,054

Graham J. Bradley, AM	$65,000						$65,000

Michael A. Carusi	$53,000						$53,000

Anne J. Keating	$59,903						$59,903

Jack E. Meyer	$59,468						$59,468

There were no stock or option awards to directors in fiscal 2016.

In August 2011, our board adopted a non-executive director compensation policy, which was amended in May 2014 and further amended in January 2017, pursuant to which the non-executive directors will be compensated for their service on our board including as members of the various committees of our board. The number of directors on our board is determined from time to time by our board, up to a maximum of ten directors. The material terms of the policy are as follows:

•	each non-executive director will receive an annual fee of $50,000 payable for the director’s service during the year;

•	the chairman of our board will receive an additional annual fee of $25,000 payable for that director’s service during the year;

•	each non-executive director who serves as either a member or chair of certain committees of our board will receive an additional annual fee for their work on such committee as either a member or chair as follows:

•	audit committee: chair ($15,000) and member ($3,000);

•	compensation committee: chair ($10,000) and member ($2,000); and

•	nominating and corporate governance committee: chair ($5,000) and member ($1,000).

These fees are payable quarterly in arrears as of the last day of each fiscal quarter. Each director is also entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of our board and any committee on which he or she serves.

Each of our non-executive directors received an initial grant of non-qualified options to purchase 13,000 shares of our common stock at the initial public offering price. These options were granted on August 1, 2011 to our then-serving non-executive directors and vest as to 20% of the shares on the first anniversary of the grant date and to an additional 1.667% of the total shares on the same day of each month thereafter until August 1, 2016, subject to the director’s continued service on our board.

Each non-executive director, if any, whose service on our board commences at or following January 12, 2017 shall be granted a non-qualified stock option to purchase 30,000 shares of our common stock under our 2011 Stock Plan on the date of his or her initial appointment or election to our board and furthermore, each continuing director thereafter shall be granted a non-qualified stock option to purchase 8,000 shares of our common stock under our 2011 Stock Plan. Each option granted upon initial appointment shall vest over three years from the date of the grant in (i) one installment of 33% of the shares on the first anniversary of the date of the grant and (ii) 24 substantially equal monthly installments thereafter, each subject to the non-executive director’s continued service on our board. Each option granted to a continuing director shall grant in full on the first anniversary of the date of the grant.

In January 2014, at the recommendation of our compensation consultant, the board amended our non-executive director compensation policy to reflect that beginning in 2014, each non-executive director shall be granted a non-qualified stock option to purchase 1,000 shares of our common stock and a restricted stock unit for 1,000 shares of our common stock under the 2011 Stock Plan each year. Each such award shall vest in full on the first anniversary of the grant date, each subject to the non-executive director’s continued service on our board. On March 21, 2016, the board of directors waived the 2016 annual grant of stock options to purchase 1,000 shares of our common stock and a restricted stock unit for 1,000 shares of our common stock under our 2011 Stock Plan to each of our non-executive directors under our current non-executive director compensation policy.

In January 2017, the board amended our non-executive director compensation policy to reflect that beginning in 2017, each non-executive director shall be granted a non-qualified stock option to purchase 8,000 shares of our common stock under the 2011 Stock Plan each year. Each such award shall vest in full on the first anniversary of the grant date, each subject to the non-executive director’s continued service on our board.

As a result of our listing on the ASX, all equity grants to directors are subject to stockholder approval under the ASX Listing Rules.

Unless otherwise specified by our board or the compensation committee at the time of grant, all options granted under this policy shall (i) have an exercise price equal to the fair market value of the Company’s common stock as determined pursuant to the 2011 Stock Plan on the date of grant and (ii) such options shall become exercisable in full immediately prior to a change of control of the Company. Our non-executive directors in Australia will also be subject to a six-month restriction on selling any of our common stock or CDIs following the exercise of their options.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with regard to shares authorized for issuance under our equity compensation plans as of December 31, 2016. As of December 31, 2016, we had two active equity compensation plans, each of which was approved by our stockholders:

•	Our 2003 Omnibus Stock Plan; and
•	Our 2011 Employee, Director and Consultant Equity Incentive Plan.

Plan Category	Number of shares to be issued upon exercise of outstanding options or vesting of restricted stock units	Weighted-average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans[1]
Equity compensation plans approved by security holders	1,152,072	$8.67	1,060,920

Equity compensation plans not approved by security holders	–		–
Total	1,152,072	$8.67	1,060,920

1)    Our 2011 Employee, Director and Consultant Equity Incentive Plan allows for an annual increase in the number of shares available for issue commencing on the first day of each fiscal year during the period beginning in fiscal year 2012 and ending in fiscal year 2020. The annual increase in the number of shares shall be equal to the lowest of: (i) 500,000 shares; (ii) 4% of the number of common shares outstanding as of such date; and (iii) an amount determined by our board of directors or our compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 7, 2017, information regarding beneficial ownership of our common stock, and common stock held as CDIs, by the following:

•	each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;
•	each of our directors;
•	each of our named executive officers; and
•	all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options that are currently exercisable or exercisable within 60 days of April 7, 2017. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Percentage of ownership is based on 11,157,489 shares of outstanding common stock, or common stock equivalent CDIs, outstanding on April 7, 2017. Unless otherwise indicated, we deem shares subject to options that are exercisable within 60 days of April 7, 2017, to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

Following our reverse stock split effected on April 9, 2015, because CDIs represent one-fiftieth of a share of our common stock, converting the number of CDIs owned by the person holding them into the equivalent number of shares of common stock may result in fractional shares of common stock. In the following table, the number of shares of common stock owned by each beneficial owner is rounded down to the nearest whole share of common stock.

Unless otherwise indicated in the table, the address of each of the individuals named below is: c/o GI Dynamics, Inc., 355 Congress Street, Boston, MA 02210, U.S.A.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
5% Shareholders
Crystal Amber Fund Limited (1)	4,436,217	39.76%
Medtronic, Inc. (2)	782,308	7.01%
Advanced Technology Ventures and Affiliated Entities (3)	672,775	6.03%
Johnson & Johnson Innovation – JJDC, Inc. (4)	565,569	5.07%

Directors and Executive Officers
Daniel J. Moore (5)	9,104	*
Timothy J. Barberich (6)	17,638	*
Graham J. Bradley, AM (7)	17,362	*
Michael A. Carusi (8)	687,775	6.16%
Anne J. Keating (9)	43,166	*
Oern R. Stuge, M.D.	—	*
Scott W. Schorer (10)	62,500	*
Brian Callahan (11)	23,776	*
James Murphy	—	*
Karl-Heinz Blohm (12)	56,589	*
All directors and executive officers as a group (10 persons) (13)	917,920	8.08%

*	Indicates less than 1%
(1)	Based upon the information provided by Crystal Amber Fund Limited (“CAFL”), in a Notice of Change of Interests of Substantial Holder (Form 604) filed with the ASX on March 8, 2017, reporting as of March 8, 2017. The address for CAFL is Heritage Hall, PO Box 225, Le Marchant Street, St. Peter Port, Guernsey.
(2)	Based upon the information provided by Medtronic, Inc. in a Schedule 13G/A filed on February 16, 2016, reporting as of January 26, 2015. According to this Schedule 13G/A, Medtronic, Inc. has sole voting power with respect to 782,308 shares of common stock, sole dispositive power with respect to all of these shares, and shared voting and dispositive power with respect to none of these shares. The address for Medtronic, Inc. is 710 Medtronic Parkway, Minneapolis, MN 55432.
(3)	Based upon the information provided by Advanced Technology Ventures to us on April 7, 2016 consists of (i) 540,968 shares held by Advanced Technology Ventures VII, L.P. (“ATV VII”), (ii) 21,709 shares held by Advanced Technology Ventures VII (B), L.P. (“ATV VII-B”), (iii) 10,434 shares held by Advanced Technology Ventures VII (C), L.P. (“ATV VII-C”), (iv) 3,223 shares held by ATV Entrepreneurs VII, L.P. (“ATV VII-E” and together with ATV VII, ATV VII-B, ATV VII-C, collectively referred to as the “ATV VII Entities”), (v) 90,344 shares held by Advanced Technology Ventures VI, L.P. (“ATV VI”), 5,766 shares held by ATV Entrepreneurs VI, L.P. (“ATV VI-E” and together with ATV VI, collectively referred to as the “ATV VI Entities”), and 331 shares held by ATV Alliance 2002, L.P. (“ATV Alliance”, which together with the ATV VI Entities and ATV VII Entities are collectively referred to as the “ATV Entities”). Voting and dispositive decisions of the ATV VII Entities are made by a board of six managing directors (the “ATV VII Managing Directors”), including Michael A. Carusi (one of our directors), each of whom disclaims beneficial ownership of the shares held by the ATV VII Entities. Voting and dispositive decisions of the ATV VI Entities are made by a board of five managing directors (the “ATV VI Managing Directors”), including Michael A. Carusi (one of our directors), each of whom disclaims beneficial ownership of the shares held by the ATV VI Entities. Each of ATV VII Entities and ATV VI Entities disclaims beneficial ownership of any shares held by any of the ATV Entities. The address for Advanced Technology Ventures is 500 Boylston Street, Suite 1380, Boston, MA 02116.
(4)	Based upon the information provided by Johnson & Johnson Innovation – JJDC, Inc. (formerly known as Johnson & Johnson Development Corporation) to us on March 31, 2017, Johnson & Johnson Innovation – JJDC, Inc. has shared voting power with respect to 565,569 shares of common stock, shared dispositive power with respect to all of these shares, and sole voting and dispositive power with respect to none of these shares. The address for Johnson & Johnson Innovation – JJDC, Inc. is One Johnson & Johnson Plaza, New Brunswick, NJ 08933.
(5)	Includes 4,604 shares subject to options exercisable within 60 days of April 7, 2017.
(6)	Includes 14,000 shares subject to options exercisable within 60 days of April 7, 2017.
(7)	Includes 13,000 shares subject to options exercisable within 60 days of April 7, 2017.
(8)	Includes the shares identified in footnote 4 and 14,000 shares subject to options exercisable within 60 days of April 1, 2017. Mr. Carusi is one of our directors and is a managing director of ATV Associates VII, L.L.C., the general partner of the funds affiliated with Advanced Technology Ventures, which exercises voting and dispositive power over these shares. Mr. Carusi disclaims beneficial ownership of the shares held by the ATV Entities, except to the extent of his proportionate pecuniary interest therein.
(9)	Includes 14,000 shares subject to options exercisable within 60 days of April 7, 2017.
(10)	Includes 62,500 shares subject to options exercisable within 60 days of April 7, 2017.
(11)	Includes 23,776 shares subject to options exercisable within 60 days of April 7, 2017.
(12)	Includes 56,599 shares subject to options exercisable within 60 days of April 7, 2017.
(13)	Includes 202,479 shares subject to options exercisable within 60 days of April 7, 2017.

REPORT OF AUDIT COMMITTEE

The audit committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of the ASX, has furnished the following report:

The audit committee assists the board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the board, which is available on our website at www.gidynamics.com. This committee reviews and reassesses our charter annually and recommends any changes to the board for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Moody, Famiglietti & Andronico, LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2016, the audit committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2016 with management and Moody, Famiglietti & Andronico, LLP, our independent registered public accounting firm;

•	Discussed with Moody, Famiglietti & Andronico, LLP the matters required to be discussed in accordance with Auditing Standard No. 16- Communications with Audit Committees; and

•	Received written disclosures and the letter from Moody, Famiglietti & Andronico, LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Moody, Famiglietti & Andronico, LLP communications with the audit committee and the audit committee further discussed with Moody, Famiglietti & Andronico, LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management Moody, Famiglietti & Andronico, LLP and Ernst & Young LLP (“EY”), the audit committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.

Members of the GI Dynamics, Inc. Audit Committee

Graham J. Bradley, AM

Timothy J. Barberich

Anne J. Keating

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis. We received either a written statement from our directors and officers or know from other means that any required Forms 5 were filed or that no Forms 5 were required to be filed. At the date of this proxy statement, we had not received a written statement from Crystal Amber Fund Limited, Hunter Hall Investment Management Ltd. or M&G Investment Management Limited, greater than 10% stockholders, who did not file a Form 5.

AUDIT-RELATED MATTERS

Audit and Non-Audit Fees

In June 2016, the Company dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm effective as of such date. On and effective as of that same date, the Company engaged Moody, Famiglietti & Andronico, LLP (“MFA”), as approved by the audit committee of the Board of Directors of the Company, as the Company’s independent registered public accounting firm.

The following table presents fees for professional audit services rendered by both EY and MFA for the audit of our annual financial statements for the years ended December 31, 2016, and 2015, and fees billed for other services rendered by EY and MFA during those periods.

	2016	2015
Audit fees(1)	$165,410	$571,584
Audit related fees(2)	15,000	—
Tax fees(3)	22,145	21,500
All other fees	—	—

Total	$202,555	$593,084

(1) Audit fees for 2016 and 2015 were for professional services rendered for the audits of our financial statements, including accounting consultation, review of our Registration Statements on S-8, and reviews of our quarterly financial statements.

(2) Audit related fees for 2016, were for professional services rendered to consent to the inclusion of the audit of our financial statements for the fiscal years ended December 31, 2015 and 2014 in our Registration Statements on S-8.

(3) Tax fees for 2016 and 2015 were for tax compliance, tax planning and tax advice, including preparation of our federal and state tax returns and international taxation advice.

Policy Regarding Pre-Approval of Audit and Permissible Non-audit Services Provided by the Independent Public Accountant

The audit committee is responsible for approving in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approving the fees and other terms of any such engagement. Of the services described above performed by MFA in 2016 and EY in 2015, all were pre-approved by the audit committee and in 2016 and 2015, no fees were paid under a de minimus exception that waives pre-approval for certain non-audit services.

STOCKHOLDER PROPOSALS

Our bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our corporate secretary must be received at our principal executive offices not less than 45 days and no more than 75 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2018 Annual Meeting, such a proposal must be received by the Company on or after March 8, 2018 (U.S. Eastern Daylight Time) but no later than April 7, 2018 (U.S. Eastern Daylight Time). If the date of the 2018 Annual Meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date of the 2017 Annual Meeting, notice must be received no earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 50 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2018 Annual Meeting

OTHER MATTERS

The board of directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

Boston, Massachusetts

May 1, 2017

APPENDIX A

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF GI DYNAMICS, INC.

It is hereby certified that:

1.        The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 24, 2003. A Restated Certificate of Incorporation was filed on September 1, 2011. A Certificate of Amendment of Restated Certificate of Incorporation was filed on April 9, 2015.

2.        The Restated Certificate of Incorporation filed on September 1, 2011, as amended, is hereby further amended to change the capitalization of the Corporation by striking out the first paragraph of the section titled “Designation and Number of Shares” of Article Fourth in its entirety and by substituting in lieu of the following two paragraphs:

“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Fifty Million Five Hundred Thousand (50,500,000) shares, consisting of Fifty Million (50,000,000) shares of common stock, par value $0.01 per share (the “Common Stock”), Zero (0) shares of Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), and Five Hundred Thousand (500,000) shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).”

3.        The Amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, this          day of May 2017.

GI Dynamics, Inc.

By:
Scott Schorer
Chief Executive Officer and President

A-1

APPENDIX B

THE 2011 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

GI DYNAMICS, INC.

2011 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this GI Dynamics, Inc. 2011 Employee, Director and Consultant Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

ASX means ASX Limited ACN 008 624 691 or the market it operates, as the context requires.

ASX Listing Rules means the Listing Rules of ASX and any other rules of ASX which are applicable while the Company is admitted to the official list of ASX, each as amended or replaced from time to time, except to the extent of any express written waiver by ASX.

ASX Settlement means ASX Settlement Pty Limited (ABN 49 008 504 532).

ASX Settlement Operating Rules means the settlement and operating rules of the settlement facility providing by ASX Settlement.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

CDIs means CHESS Depositary Interests representing an interest in one-fifth of a Share.

CHESS Depositary Interests has the meaning given to that term in the ASX Settlement Operating Rules.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.01 par value per share (which will at all times while the Company is listed on ASX trade on ASX in the form of CDIs).

Company means GI Dynamics, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed or quoted on a securities exchange (including without limitation ASX) or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing price or, if not applicable, the last price of a share of Common Stock as quoted on that securities exchange constituting the primary market for the Common Stock, as reported in The Wall Street Journal, the Australian Financial Review or such other source as the Company deems reliable and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this GI Dynamics, Inc. 2011 Employee, Director and Consultant Equity Incentive Plan.

Securities Act means the United States Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 4 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan – an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	EFFECT OF ASX LISTING RULES ON OPERATION OF THE PLAN

If the Company is admitted to the official list of ASX, then, for so long as the Company is admitted to the official list of ASX, the following will apply:

(a)    Notwithstanding anything contained in this Plan, if the ASX Listing Rules prohibit an act being done, the act shall not be done.

(b)    Nothing contained in this Plan prevents an act being done that the ASX Listing Rules require to be done.

(c)    If the ASX Listing Rules require an act to be done or not to be done, authority is given for that act to be done or not to be done (as the case may be).

(d)    If the ASX Listing Rules require this Plan to contain a provision and it does not contain such a provision, this Plan is deemed to contain that provision.

(e)    If the ASX Listing Rules require this Plan not to contain a provision and it contains such a provision, this Plan is deemed not to contain that provision.

(f)    If any provision of this Plan is or becomes inconsistent with the ASX Listing Rules, this Plan is deemed not to contain that provision to the extent of the inconsistency.

4.	SHARES SUBJECT TO THE PLAN.

(a)    The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 4,500,000 shares of Common Stock, (ii) 802,350 shares of Common Stock previously reserved for issuance under the Company’s 2003 Omnibus Stock Plan which were are not currently subject to awards granted thereunder and (iii) any shares of Common Stock that are represented by awards granted under the Company’s 2003 Omnibus Stock Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after the date on which the Board of Directors adopts this Plan, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 6,671,908 Shares shall be added to the Plan pursuant to subsection (iii).

(b)    Notwithstanding Subparagraph (a) above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2012, and ending on the second day of fiscal year 2020, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 5,000,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan; (ii) 4% of the number of outstanding shares of Common Stock on such date; and (iii) an amount determined by the Board.

(c)    If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a

Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 4(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

5.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a)    Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b)    Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c)    Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 5,569,659 Shares be granted to any Participant in any fiscal year;

(d)    Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e)    Amend any term or condition of any outstanding Stock Right, including, without limitation, to increase the exercise price or purchase price or accelerate the vesting schedule, provided that (i) such term or condition as amended is permitted by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 7(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(f)    Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

(g)    Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing if the Company is subject to Section 16 of the Exchange Act, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

6.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

7.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a)    Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv)	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b)    ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 7(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

8.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)    Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b)    Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)    Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

9.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A of the Code so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 9.

10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator (after consideration of applicable securities, tax and accounting implications), by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above or (g) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars (or in such other currency as the Administrator may determine)in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a)    A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b)    Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c)    The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d)    Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e)    A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f)    Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a)    All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b)    Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a)    A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b)    A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c)    The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a)    In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b)    If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a)    All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b)    Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a)    The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b)    At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS.

Subject to the requirements imposed on the Company under the ASX Listing Rules, upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a)    Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 4(a), 4(b) and 5(c) shall also be proportionately adjusted upon the occurrence of such events.

(b)    Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c)    Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d)    Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 5, its determination shall be conclusive.

(e)    Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 7(b)(iv).

26.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN.

The Plan will terminate on August 1, 2021, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

32.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

33.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

* * * * *

Originally adopted by the Board of Directors on August 1, 2011

Originally adopted by the stockholders on August 1, 2011

ARBN 151 239 388 LODGE YOUR PROXY ONLINE www.linkmarketservices.com.au BY MAIL (in AUSTRALIA) GI Dynamics, Inc. C/- Link Market Services Limited Locked Bag A14, Sydney South NSW 1235 Australia BY MAIL (in USA) GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA BY HAND (in AUSTRALIA) Link Market Services Limited Level 12, 680 George Street, Sydney NSW 2000 BY HAND (in USA) American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 BY FAX +61 2 9287 0309 ALL ENQUIRIES TO Telephone: +61 1800 770 850 (free call within Australia) *X99999999999* X99999999999 SECURITYHOLDER PROXY CARD I/We being a member(s) of GI Dynamics, Inc. (Company) and entitled to attend and vote at the Annual Meeting hereby appoint: APPOINT A PROXY the Chairman of the OR if you are NOT appointing the Chairman of the Annual Annual Meeting Meeting as your proxy, please write the name of the 1 (mark box) person or body corporate you are appointing as your proxy or failing the person or body corporate named, or if no person or body corporate is named, the Chairman of the Annual Meeting, as my/our proxy to act on my/our behalf (including to vote in accordance with the following directions or, if no directions have been given and to the STEP extent permitted by the law, as the proxy sees fit) at the Annual Meeting of Stockholders of the Company to be held at 6:00pm (USEDT) on Monday, 22 May 2017, offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 (which is on May 23, 2017 at 8:00 a.m., Australian Eastern Standard Time) and at any postponement or adjournment of the Annual Meeting. The Chairman of the Annual Meeting intends to vote undirected proxies in favour of each item of business. VOTING DIRECTIONS Proxies will only be valid and accepted by the Company if they are signed and received no later than 48 hours before the Annual Meeting. Please read the voting instructions overleaf before marking any boxes with an T Proposals For Withhold For Withhold 1 Approve an Amendment to our amended and restated certificate 8 of incorporation to increase the authorized share capital and Approve the grant of 8,000 stock options to Michael A. Carusi eliminate the Class B shares of common stock of the Company 9 Approve the grant of 8,000 stock options to Anne J. Keating 2 2 Ratification of issue of CDIs under the Private Placement 3 Approve the grant of options to Bell Potter 10 Approve the grant of 8,000 stock options to Daniel J. Moore STEP 4(a) Elect two Class III Directors - Oern R. Stuge, M.D. 11 Approve the grant of 8,000 stock options to Oern R. Stuge, M.D 4(b) Elect two Class III Directors - Daniel J Moore 12 Approve an Additional 10% Placement Capacity 5 Approve the grant of 30,000 stock options to Oern R. Stuge, M.D. 13 Approve the Issue and Transfer of Securities under the 2011 Plan 6 Approve the grant of 8,000 stock options to Timothy J. Barberich as an exception to ASX Listing Rule 7.1 Withhold Against 7 Approve the grant of 8,000 stock options to Graham J. Bradley 14 Approve the adjournment of the Annual Meeting If you do not mark the “FOR” or “WITHHOLD” box your vote will not be counted. THE BOARD OF DIRECTORS OF GI DYNAMICS, INC. SOLICITS THIS PROXY CARD. SIGNATURE OF SECURITYHOLDERS – THIS MUST BE COMPLETED Securityholder 1 (Individual) Joint Securityholder 2 (Individual) Joint Securityholder 3 (Individual) 3 Sole Director and Sole Company Secretary Director/Company Secretary (Delete one) Director STEP Date: / / Date: / / Date: / / This form should be signed by the securityholder. If a joint holding, both securityholders should sign. If signed by the securityholder’s attorney, the power of attorney must have been previously noted by the registry or a certified copy attached to this form. If executed by a company, the form must be executed in accordance with the company’s constitution. GID PRX1702N

HOW TO COMPLETE THIS SECURITYHOLDER PROXY CARD

YOUR NAME AND ADDRESS This is your name and address as it appears on the Company’s security register. If this information is incorrect, please make the correction on this Proxy Card. Securityholders sponsored by a broker should advise their broker of any changes. Please note: you cannot change ownership of your securities using this Proxy Card. APPOINTMENT OF A PROXY If you wish to appoint the Chairman of the Annual Meeting as your proxy, mark the box in Step 1 of this Proxy Card. If the person you wish to appoint as your proxy is someone other than the Chairman of the Annual Meeting please write the name of that person in Step 1. If you leave this section blank, or your named proxy does not attend the Annual Meeting, the Chairman of the Annual Meeting will be your proxy. A proxy need not be a securityholder of the Company. A proxy may be an individual or a body corporate. VOTES ON ITEMS OF BUSINESS – PROXY APPOINTMENT You may direct your proxy how to vote by placing a mark in one of the boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on the items of business, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid. APPOINTMENT OF A SECOND PROXY You are entitled to appoint up to two persons as proxies to attend the Annual Meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Card may be obtained by telephoning the Company’s security registry or you may copy this Proxy Card and return them both together. To appoint a second proxy you must: (a) on each of the ?rst Proxy Card and the second Proxy Card state the percentage of your voting rights or number of securities applicable to that Proxy Card. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded. (b) return both Proxy Cards together. SIGNING INSTRUCTIONS You must sign and date this Proxy Card as follows in the spaces provided: Individual: where the holding is in one name, the holder must sign. Joint Holding: where the holding is in more than one name, all of the holders should sign. Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with Link. If you have not previously lodged this document for notation, please attach a certi?ed photocopy of the Power of Attorney to this Proxy Card when you return it. Companies: with respect to an Australian company, where the company has a Sole Director who is also the Sole Company Secretary, this Proxy Card must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this Proxy Card must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the of?ce held by signing in the appropriate place. With respect to a U.S. company or other entity, this Proxy Card may be signed by one of?cer. Please give full name and title under the signature.    LODGEMENT OF A PROXY CARD This Proxy Card (and any Power of Attorney under which it is signed)    must be received at an address given below by 9:00am Australian    Eastern Standard Time on Friday, 19 May 2017 (which is 7:00pm    on Thursday, 18 May 2017 U.S. Eastern Daylight Time), being not    later than 48 hours before the commencement of the Annual Meeting.    Any Proxy Card received after that time will not be valid for the    scheduled Annual Meeting.    Proxy Cards may be lodged using the reply paid envelope, or:    ONLINE www.linkmarketservices.com.au Login to the Link website using the holding details as shown    on the Proxy Card. Select ‘Voting’ and follow the prompts to    lodge your vote. To use the online lodgement facility,    securityholders will need their “Holder Identifier” (Securityholder    Reference Number (SRN) or Holder Identi?cation Number (HIN)    as shown on the front of the Proxy Card). BY MOBILE DEVICE QR Code Our voting website is designed speci?cally    for voting online. You can now lodge    your proxy by scanning the QR code    adjacent or enter the voting link    www.linkmarketservices.com.au into    your mobile device. Log in using the    Holder Identi?er and postcode for your    securityholding. To scan the code you will need a QR code reader application    which can be downloaded for free on your mobile device.    BY MAIL (in AUSTRALIA) GI Dynamics, Inc. C/- Link Market Services Limited Locked Bag A14 Sydney South NSW 1235 Australia BY MAIL (in USA) GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center 6201 15th Avenue Brooklyn, NY 11219 USA BY FAX    +61 2 9287 0309                BY HAND (in AUSTRALIA) delivering it to: Link Market Services Limited*    Level 12, 680 George Street Sydney NSW 2000 BY HAND (in USA) American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 * in business hours (Monday to Friday, 9:00am–5:00pm)    IF YOU WOULD LIKE TO ATTEND AND VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE BRING THIS PROXY CARD WITH YOU. THIS WILL ASSIST IN REGISTERING YOUR ATTENDANCE.

ARBN 151 239 388 LODGE YOUR VOTE ONLINE www.linkmarketservices.com.au BY MAIL (in AUSTRALIA) GI Dynamics, Inc. C/- Link Market Services Limited Locked Bag A14, Sydney South NSW 1235 Australia BY MAIL (in USA) GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 USA BY HAND (in AUSTRALIA) Link Market Services Limited Level 12, 680 George Street, Sydney NSW 2000 BY HAND (in USA) American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 BY FAX +61 2 9287 0309 ALL ENQUIRIES TO Telephone: +61 1800 770 850 (free call within Australia) *X99999999999*      X99999999999 CDI VOTING INSTRUCTION FORM DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD 1I/We being a holder of CHESS Depositary Interests (CDIs) of GI Dynamics, Inc. (Company) hereby direct CHESS Depositary Nominees Pty Ltd (CDN) to vote the shares underlying my/our CDI holding at the Annual Meeting of Stockholders of the Company to be held at 6:00pm (USEDT) on Monday, 22 May 2017, of?ces of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 STEP(which is on Tuesday, May 23, 2017 at 8:00 a.m., AEST), and at any adjournment or postponement of that Annual Meeting, in accordance with the following directions. By execution of this CDI Voting Instruction Form the undersigned hereby authorises CDN to appoint such proxies or their substitutes in their discretion to vote in accordance with the directions set out below. PROXY APPOINTMENT– this only needs to be completed if you wish to attend the Annual Meeting or appoint another person to attend the Annual Meeting 2If you wish to attend the Annual Meeting in person or appoint another person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Annual Meeting or any adjournment or postponement thereof, please insert your name(s) in this box. STEPLink will then send you a legal form of proxy which will grant you or the person speci?ed by you the right to attend and vote at the Annual Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the Notice of Annual Meeting including any cut off time for receipt of valid proxies. VOTING INSTRUCTIONS Voting instructions will only be valid and accepted by CDN if they are signed and received no later than 72 hours before the Annual Meeting. Please read the voting instructions overleaf before marking any boxes with an T ProposalsFor WithholdFor Withhold 1Approve an Amendment to our amended and restated certi?cate8 of incorporation to increase the authorized share capital andApprove the grant of 8,000 stock options to Michael A. Carusi eliminate the Class B shares of common stock of the Company9Approve the grant of 8,000 stock options to Anne J. Keating 32Rati?cation of issue of CDIs under the Private Placement 3Approve the grant of options to Bell Potter10Approve the grant of 8,000 stock options to Daniel J. Moore STEP4(a)Elect two Class III Directors—Oern R. Stuge, M.D.11Approve the grant of 8,000 stock options to Oern R. Stuge, M.D 4(b)Elect two Class III Directors—Daniel J Moore12Approve an Additional 10% Placement Capacity 5Approve the grant of 30,000 stock options to Oern R. Stuge, M.D.13Approve the Issue and Transfer of Securities under the 2011 Plan as an exception to ASX Listing Rule 7.1 6Approve the grant of 8,000 stock options to Timothy J. BarberichForWithhold Against 7Approve the grant of 8,000 stock options to Graham J. Bradley14Approve the adjournment of the Annual Meeting ? If you do not mark the “FOR” or “WITHHOLD” or “AGAINST” box your vote will not be counted.*GID THE BOARD OF DIRECTORS OF GI DYNAMICS, INC. SOLICITS THIS CDI VOTING INSTRUCTION FORM. SIGNATURE OF CDI HOLDERS – THIS MUST BE COMPLETED CDI Holder 1 (Individual)Joint CDI Holder 2 (Individual)Joint CDI Holder 3 (Individual) 4 STEPSole Director and Sole Company SecretaryDirector/Company Secretary (Delete one)Director Date://Date://Date:// This form should be signed by the CDI Holder in accordance with the instructions overleaf.PRX1701N* GID PRX1701N

HOW TO COMPLETE THIS CDI VOTING INSTRUCTION FORM                YOUR NAME AND ADDRESS    This is your name and address as it appears on the Company’s CDI register. If this information is incorrect, please make the correction on the form. CDI Holders sponsored by a broker should advise their broker of any changes. Please note: you cannot change ownership of your CDIs using this form.    DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD    Each CHESS Depositary Interest (CDI) is evidence of an indirect ownership in the Company’s shares of common stock (Shares). Each CDI is equivalent to one-?ftieth of a Share of the Company so that every ?fty (50) CDIs that you own as at 4:30 p.m. on Friday, 14 April 2017 (AEST) (which is 2:30 a.m. on Friday, 14 April 2017 (USEDT), entitles you to one (1) vote. The underlying Shares are registered in the name of CHESS Depositary Nominees Pty Ltd (CDN). As holders of CDIs are not the legal owners of the Shares, CDN is entitled to vote at the Annual Meetings of Stockholders on the instruction of the registered holders of the CDIs.    APPOINTMENT OF A PROXY    If you wish to attend the Annual Meeting in person or appoint some person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Annual Meeting or any adjournment or postponement thereof, please insert your name(s) or the name of your chosen appointee in the box in Step 2 of this form. Link will then send you a legal form of proxy which will grant you or the person speci?ed by you the right to attend and vote at the Annual Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the Notice of Annual Meeting including any cut off time for receipt of valid proxies.    SIGNING INSTRUCTIONS    You must sign this form as follows in the spaces provided:    Individual: where the holding is in one name, the holder must sign. Joint Holding: where the holding is in more than one name, all of the holders should sign.    Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with Link. If you have not previously lodged this document for notation, please attach a certi?ed photocopy of the Power of Attorney to this form when you return it.    Companies: with respect to an Australian company, where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the of?ce held by signing in the appropriate place. With respect to a U.S. company or other entity, this form may be signed by one of?cer. Please give full name and title under the signature.                LODGEMENT OF A CDI VOTING INSTRUCTION FORM    This CDI Voting Instruction Form (and any Power of Attorney under which it is signed) must be received at an address given below by    9:00am (AEST) on Thursday, 18 May 2017 (which is 7:00pm on Wednesday, 17 May 2017 USEDT), being not later than 72 hours before the commencement of the Annual Meeting. Any CDI Voting Instruction Form received after that time will be invalid.    CDI Voting Instruction Forms may be lodged using the reply paid envelope or:    ONLINE www.linkmarketservices.com.au    Login to the Link website using the holding details as shown on the CDI Voting Instruction Form. Select ‘Voting’ and follow the prompts to lodge your vote. To use the online lodgement facility, stockholders will need their “Holder Identifier” (Securityholder Reference Number (SRN) or Holder Identi?cation Number (HIN) as shown on the front of the CDI Voting Instruction Form).    BY MOBILE DEVICE QR Code    Our voting website is designed speci?cally for voting online. You can now lodge your instruction by scanning the QR code adjacent or enter the voting link www.linkmarketservices.com.au into your mobile device. Log in using the Holder Identi?er and postcode for your shareholding.    To scan the code you will need a QR code reader application which can be downloaded for free on your mobile device.    BY MAIL (in AUSTRALIA)    GI Dynamics, Inc.    C/- Link Market Services Limited Locked Bag A14 Sydney South NSW 1235 Australia    BY MAIL (in USA)    GI Dynamics, Inc.    C/- American Stock Transfer and Trust Company LLC Operations Center 6201 15th Avenue Brooklyn, NY 11219 USA    BY FAX    +61 2 9287 0309    BY HAND (in AUSTRALIA) delivering it to: Link Market Services Limited* Level 12, 680 George Street Sydney NSW 2000    BY HAND (in USA)    American Stock Transfer & Trust Company LLC    Operations Center, 6201 15th Avenue, Brooklyn, NY 11219    * in business hours (Monday to Friday, 9:00am–5:00pm)